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                                                               EXHIBIT 99.2

                       364-DAY REVOLVING CREDIT AGREEMENT

         This Agreement is made and entered into this 3rd day of January, 1997 by and among The Sherwin-Williams Company ("Company") whose principal place of business is located at 101 Prospect Avenue, N.W., Cleveland, Ohio 44115, Texas Commerce Bank National Association ("TCB"), as Administrative Agent, The Chase Manhattan Bank ("Chase"), as the Competitive Advance Facility Agent, and the financial institutions listed on Schedule A hereto together with each of their successors and assigns (collectively referred to as the "Lenders" and individually a "Lender").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Lenders have agreed, on the terms and subject to the conditions contained herein, to make available to the Company the principal amount of Two Hundred Ninety Million Dollars ($290,000,000) to be used by the Company for general corporate purposes including, but not limited to, the acquisition of a portion of the business, assets or stock of Thompson Minwax Holding Corp. (the "Acquisition"), commercial paper backup, general working capital, other acquisitions of assets, stock or other ownership interests and repurchases or redemptions of securities.

         NOW, THEREFORE, in consideration of the mutual promises contained herein the parties agree as follows:


                             ARTICLE I: DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:

"ACQUISITION TRANSACTION" shall mean the acquisition of at least ninety percent
         (90%) of the issued and outstanding shares of capital stock of Thompson Minwax Holding Corp.

"ADMINISTRATIVE AGENT" shall mean Texas Commerce Bank National Association or any successor Lender appointed by the Company and approved by the holders of fifty-one percent (51%) by amount of the Commitments.

"ALTERNATE BASE RATE" shall mean the higher of: (i) the rate of interest in effect for any given day as publicly announced from time to time by the Administrative Agent as its "prime rate" and (ii) the Federal Funds Rate plus 50 basis points. Any change by the Administrative Agent of its "prime rate" shall take effect at the opening of business on the day specified in the public announcement of such change.

"ALTERNATE BASE RATE LOAN" shall mean a Loans bearing interest at the Alternate
         Base Rate.

"BANKING DAY" shall mean a day, other than a Saturday or Sunday, on which New
         York banks are open for the transaction of business.

"COMMITMENT" shall mean the obligation of each Lender to make Loans, under
         Section 2.1A up to the amount set opposite the name of such Lender as set forth on such Lender's signature page hereto (or such lesser amount as shall be determined pursuant to Section 2.5 hereof).

"COMMITMENT PERIOD" shall mean the period which commences on the Effective Date and terminates on the Termination Date.

"COMPETITIVE ADVANCE FACILITY AGENT" shall mean The Chase Manhattan Bank.



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"COMPETITIVE BID" shall mean an offer by a Lender to make a Competitive Loan in accordance with Section 2.1C.

"COMPETITIVE BID RATE" shall mean, with respect to any Competitive Bid, the Competitive Libor Rate or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

"COMPETITIVE BID REQUEST" shall mean a request by the Company for Competitive
         Bids in accordance with Section 2.1C.

"COMPETITIVE BORROWING" shall mean a borrowing by the Company in response to a Competitive Bid Request.

"COMPETITIVE LIBOR INTEREST PERIOD" shall mean a period of one, two, three, six or, if available to all of the Lenders, twelve months (as selected by the Company) commencing on the applicable borrowing date of each Competitive Libor Loan hereunder; provided, however, that no Competitive Libor Interest Period shall end after the Termination Date.

"COMPETITIVE LIBOR LOAN" shall mean a Competitive Loan bearing interest at a rate based on LIBOR.

"COMPETITIVE LIBOR RATE" shall mean, with respect to a Competitive LIBOR Loan, LIBOR plus the applicable margin specified by the Lender making such Competitive Loan in its Competitive Bid.

"COMPETITIVE LOAN" shall mean a Loan made pursuant to Section 2.1C.

"COMPETITIVE NOTE" shall mean a Note or Notes executed and delivered pursuant to
         Section 2.1C.

"CONSOLIDATED NET WORTH" shall mean the excess of the net book value of the assets of the Company and its Consolidated Subsidiaries over all of their liabilities (other than Subordinated Indebtedness), as determined on a consolidated basis in accordance with generally accepted accounting principles as applied by the Company in the calculation of such amount in the Company's then most recent financial statements furnished to its stockholders, plus the aggregate value of all treasury stock purchased after the Effective Date (at cost) by the Company (to the extent that the aggregate value of such treasury stock for purposes of this calculation does not exceed Two Hundred Fifty Million Dollars ($250,000,000)). The calculation of Consolidated Net Worth shall exclude any amounts which would otherwise be required to be included therein as a result of the future adoption by the Financial Accounting Standards Board of any policy, statement, rule or regulation requiring the Company to record an accumulative liability on its Financial Report(s).

"CONSOLIDATED SUBSIDIARY" shall mean, at any particular time, every Subsidiary which is consolidated in the Company's financial statements contained in its then most recent Financial Report.

"DEBT" shall mean, collectively, all indebtedness at any one time outstanding hereunder and owed by the Company to the Lenders pursuant to this Agreement and includes the principal of and interest on all Notes and each conversion, extension, renewal or refinancing thereof in whole or in part, the Facility Fees and any prepayment premium due under Section 2.1A(x).

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"DOLLARS" or "$" shall mean any lawful currency of the United States of America.

"EFFECTIVE DATE" shall mean January 3, 1997.

"EUROCURRENCY" shall mean any freely transferrable and convertible currency on deposit outside the country of issuance.

"EVENT OF DEFAULT" shall mean any of the events referred to in Article VII hereof.

"FACILITY FEE" shall mean the sum to be paid by the Company to the Administrative Agent on behalf of each Lender on the last Banking Day of each calendar quarter prior to the termination of the Commitments and the repayment of the outstanding Loans, calculated, for each day, as the product of each Lender's Commitment (or, after the termination of such Commitments, each Lender's outstanding Loans), on such day, and during the Commitment Period, and upon the termination of the Commitments, calculated, for each day, as the product of each Lender's Commitment, on such day and five (5) basis points.

"FEDERAL FUNDS RATE" shall mean, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Banking Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Banking Day, the rate for such day shall be the arithmetic mean, as determined by the Administrative Agent, of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on such day by each of three leading brokers of Federal funds transactions in New York City selected by the Administrative Agent.

"FINANCIAL REPORT" shall mean the annual or periodic report prepared in accordance with generally accepted accounting principles, except as otherwise indicated therein, filed by the Company with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of such Commission) on Form 10-K or 10-Q pursuant to the Securities Exchange Act of 1934 ("Exchange Act"), as then in effect (or any comparable forms under similar Federal statutes then in force), and the most recent financial statements furnished by the Company to its stockholders (which annual financial statements shall be certified by the Company's independent certified public accountants).

"FIXED RATE LOANS" shall mean a Competitive Loan bearing interest at a Fixed
         Rate.

"FIXED RATE" shall mean, with respect to any Competitive Loan (other than a Competitive Libor Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

"INTEREST ADJUSTMENT DATE" shall mean the last day of each LIBOR Interest
         Period.

"LIBOR" shall mean the average (rounded upward to the nearest 1/16 of 1%) of the per annum rates at which deposits in immediately available funds in Dollars for the number of months in the relevant LIBOR Interest Period and in the amount of the LIBOR Loan or Competitive Libor Loan to be disbursed or to remain outstanding during such LIBOR Interest Period, as the case may be, are offered to the Administrative Agent or the Competitive Advance Facility Agent, as the case may be, by the Reference Lenders in the London Interbank Eurodollar market, determined as of 11:00 a.m. London time, two (2)

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         London Banking Days prior to the beginning of the relevant LIBOR
         Interest Period pertaining to a LIBOR Loan or Competitive Libor Loan hereunder, as appropriately adjusted by dividing such average rate by
         1.00 minus the applicable Reserve Percentage then in effect.

"LIBOR INTEREST PERIOD" shall mean a period of one, two, three, six or, if available to the Lenders, twelve months (as selected by the Company) commencing on the applicable borrowing date of each LIBOR Loan or Competitive Libor Loan hereunder; provided, however, that if any such period would be affected by a reduction in Commitments as provided in
         Section 2.5, prepayment as provided in Section 3.5 or maturity of a LIBOR Loan or Competitive Libor Loan as provided in Sections 2.1A or 2.1C, such period shall end on such date; and provided further that no such LIBOR Interest Period shall end after the Termination Date.

"LIBOR LOAN" shall mean a Loan bearing interest at a rate based on LIBOR.

"LOAN" shall mean the indebtedness of the Company with respect to each advance of funds by a Lender hereunder.

"LONDON BANKING DAY" shall mean a day, other than a Saturday or Sunday, on which banks are open for business in London, England and New York, New York quoting deposit rates for Dollar deposits.

"MAJORITY LENDERS" shall mean Lenders with an aggregate of sixty-six and two-thirds percent (66 2/3%) or more of the Commitments (or, if the Commitments have been terminated, outstanding Loans) on the relevant date.

"MARGIN" shall mean seventeen and one-half (17 1/2) basis points.

"MATERIAL" shall mean the measure of a matter of significance which shall be determined as being an amount equal to five percent (5%) or more of Consolidated Net Worth.

"MONEY MARKET NOTE" shall mean a Note or Notes executed and delivered pursuant to Section 2.1B.

"MONEY MARKET RATE" shall mean, with respect to any period of days selected by the Company commencing on the applicable borrowing date for a Money Market Rate Loan, the rate of interest per annum quoted by any Lender to the Company for such Money Market Rate Loan.

"MONEY MARKET RATE LOAN" shall mean a Loan with an interest rate equal to the Money Market Rate and as otherwise defined in Section 2.1B.

"NOTE" or "NOTES" shall mean a note or notes executed and delivered pursuant to Sections 2.1A, 2.1B or 2.1C.

"NOTICE" shall mean a notice given pursuant to Section 10.5.

"OTHER FEES" shall mean the annual administration fee to be paid by the Company to TCB and the auction administration fee to be paid by the Company to Chase pursuant to the Fee Letter ("Fee Letter") dated November 12, 1996 by and among the Company, TCB, Chase

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         and Chase Securities, Inc.

"OUTSTANDING MAJORITY LENDERS" shall mean Lenders with an aggregate of sixty-six and two-thirds percent (66 2/3%) or more of the principal amount of Loans on the relevant date.

"PERCENTAGE" shall mean, as to any Lender (as set forth on such Lender's signature page hereof), the percentage of such Lender's share of the total Commitments of all Lenders; provided that if the Commitments are terminated or reduced pursuant to this Agreement, then "Percentage" shall mean the percentage of such Lender's share of the total Commitments of all Lenders immediately prior to the termination or after the reduction of Commitments (giving effect to any subsequent assignments pursuant to Section 10.9).

"PLAN" shall mean any employee pension benefit plan within the meaning of
         Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), sponsored and maintained by the Company, any Consolidated Subsidiary, or any member of a controlled group of corporations, as the term "controlled group of corporations" is defined in Section 1563 of the Internal Revenue Code of 1986, as amended, of which the Company or any Consolidated Subsidiary is a part, for employees thereof.

"POSSIBLE DEFAULT" shall mean an event, condition or thing known to the Company which constitutes, or which with the lapse of any applicable grace period or the giving of notice or both would constitute, any Event of Default and which has not been appropriately waived by the Lenders in writing or fully corrected prior to becoming an Event of Default.

"REFERENCE LENDER" shall mean Chase or any successor Lender appointed by the Company, and satisfactory to the holders of fifty-one percent (51%) by amount of the Commitments or Loans, as the case may be, at any time, upon thirty (30) days prior written notice to the Lenders, to act as the Reference Lender pursuant to the terms of this Agreement.

"REGULATORY CHANGE" shall mean, as to any Lender, any change in United States federal, state or foreign laws or regulations or the adoption or making of any interpretations, directives, guidelines or requests of or under any United States federal, state or foreign laws, treaties or regulations, in each case, enacted after the Effective Date (whether or not having the force of law) by any court or governmental authority charged with the interpretation or administration thereof.

"RELATED WRITING" shall mean any assignment, mortgage, security agreement, subordination agreement, financial statement, audit report or other writing furnished by the Company or any of its officers to the Lenders pursuant to or otherwise in connection with this Agreement.

"REPORTABLE EVENT" shall mean a reportable event as that term is defined in Title IV of ERISA except actions of general applicability by the Secretary of Labor under Section 110 of ERISA.

"RESERVE PERCENTAGE" shall mean, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirement (including, but not limited to, any margin reserve requirement and taking into account any transitional adjustments or other scheduled changes in reserve requirements) which is imposed on (a)

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         commercial time deposits having an original maturity of one (1) year or less and which is applicable to the class of banks of which the Administrative Agent is a member; or (b) a Lender with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits, as the case may be.

"REVOLVING CREDIT LOAN" shall mean a Loan evidenced by a Revolving Credit Note.

"REVOLVING CREDIT NOTE" shall mean a Note evidencing a Loan described in Section
         2.1A.

"SUBORDINATED INDEBTEDNESS" shall mean an indebtedness which has been subordinated (by written terms or agreement being in form and substance reasonably satisfactory to the holders of fifty-one percent (51%) by amount of the Commitments) in favor of the prior payment in full of the Company's Debt to the Lenders.

"SUBSIDIARY" shall mean an existing or future corporation(s), the majority of the outstanding capital stock or voting power, or both, of which is (or upon the exercise of all outstanding warrants, options and other rights would be) owned at the time in question by the Company or by another such corporation(s) or by any combination of the Company and such corporation(s).

"TERMINATION DATE" shall mean 12:01 a.m. New York time on such date which is three hundred sixty-four (364) days from the Effective Date; provided, however, the Company may within ninety (90) days prior to the Termination Date, by notice to the Administrative Agent, make written requests to the Lenders to extend the scheduled Termination Date for an additional period of three hundred sixty-four (364) days. The Administrative Agent shall give prompt written notice to each Lender of the receipt of such request. Each Lender shall make a determination not more than sixty (60) nor less than fifty-five (55) days prior to the Termination Date whether it will extend the Termination Date as requested; provided, however, the failure by any Lender to make a timely response to the Company's request for an extension shall be deemed to constitute a refusal by such Lender to extend the Termination Date. If, in response to a request for an extension of the Termination Date one or more Lenders fail to agree to the requested extension ("Disapproving Lenders"), then the Company may elect to either (a) continue this Agreement at the same level of Commitments by replacing each of the Disapproving Lenders in accordance with Section 2.5, or (b) provided the requested extension is approved by at least fifty-one percent (51%) of the Lenders with Commitments hereunder (including for purposes hereof any replacement Lender(s) which may replace a Disapproving Lender ("Approving Lenders")), extend and continue this Agreement at a lower aggregate amount equal to the Commitments held by the Approving Lenders. In any such case, (i) the Termination Date relating to the Commitments held by the Disapproving Lenders shall remain as then in effect with repayment of any Notes held by such Disapproving Lenders being due on their due date and the termination of their respective Commitments on the Termination Date, and (ii) the Termination Date relating to the Commitments held by the Approving Lenders shall be extended by an additional period of three hundred sixty-four (364) days.

"TRANSACTIONS" shall mean the execution, delivery and performance by the Company of this Agreement, the borrowings contemplated hereunder and the Acquisition Transaction.

"VOTING STOCK" shall mean stock of a corporation of a class or classes having general voting power under ordinary circumstances to elect a majority of the board of directors, managers

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         or trustees of such corporation (irrespective of whether or not the stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

"WHOLLY-OWNED CONSOLIDATED SUBSIDIARY" shall mean each Consolidated Subsidiary all of whose outstanding stock, other than directors' qualifying shares, shall at the time be owned by the Company and/or by one or more Wholly-Owned Consolidated Subsidiaries.

"FIVE YEAR FACILITY" shall mean the Five Year Revolving Credit Agreement of even date herewith by and among the Company as borrower, TCB as Administrative Agent, Chase as the Competitive Advance Facility Agent and certain or all of the Lenders.

         Any accounting term not specifically defined in this Article shall have the meaning ascribed thereto by generally accepted accounting principles in effect as of the date of the Company's then most recent Financial Reports unless otherwise indicated.

         The foregoing definitions shall be applicable to the singular and plural of such defined terms.

                     ARTICLE II. AMOUNT AND TERMS OF CREDIT

SECTION 2.1. AMOUNT AND NATURE OF CREDIT. Subject to the terms and conditions of this Agreement each Lender will participate to the extent hereinafter provided in making Loans to the Company in such aggregate amounts as the Company shall request; provided, however, that in no event shall the aggregate principal amount of all Loans outstanding under this Agreement during the Commitment Period be in excess of the Commitments which, on the date hereof, total Two Hundred Ninety Million Dollars ($290,000,000), and provided further that the principal amount of such Loans, together with the principal amount of Loans under the Five Year Facility, shall not exceed Eight Hundred Thirty Million Dollars ($830,000,000) for any Loans made in relation to the Acquisition Transaction.

   A.    REVOLVING CREDIT LOANS
         ----------------------

         (i) BORROWING RIGHTS AND RESTRICTIONS: Subject to the terms and conditions of this Agreement, during the Commitment Period each Lender will make a Loan or Loans to the Company, pursuant to this Section 2.1A, in such amount or amounts as the Company may request from time to time but not exceeding in aggregate principal amount, at any one time outstanding hereunder, the Commitment of such Lender. Subject to the provisions of this Agreement, the Company shall be entitled under this Paragraph A to borrow funds, repay the same in whole or in part, and reborrow hereunder at any time and from time to time during the Commitment Period. Each Loan made under this Paragraph A shall be made pro-rata according to the Lenders' respective Commitments.

         (ii) LOAN AMOUNTS: The Company shall have the option, subject to the terms and conditions set forth herein, to borrow under this Section 2.1A up to the total of all the Commitments by means of any combination of:

                  (a) Alternate Base Rate Loans which shall be payable on their respective due dates and shall be drawn down in aggregate amounts of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by

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                           One Million Dollars ($1,000,000); and

                  (b) LIBOR Loans, which shall be payable on the last day of the relevant LIBOR Interest Period and shall be drawn down in aggregate amounts of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000).

         (iii) PROCEDURE FOR BORROWING: The procedure for borrowing under this Section 2.1A shall be as follows:

                  (a) Each such borrowing shall be made upon the Company's written notice ("Notice") to the Administrative Agent (which Notice must be received by the Administrative Agent prior to 11:00 a.m. New York time three (3) London Banking Days prior to the requested borrowing date in the event of a LIBOR Loan and by 11:00 a.m. New York time on the same Banking Day of the proposed date of such borrowing in the event of an Alternate Base Rate Loan). The Notice shall specify:

                           (1)      the amount of such borrowing;

                           (2) the requested borrowing date which shall be a Banking Day or a London Banking Day, as the case may be;

                           (3)      the type of Loan(s) comprising such
                                    borrowing; and

                           (4) the duration of the LIBOR Interest Period for any LIBOR Loan(s) and the maturity date of any Alternate Base Rate Loan(s) (which in either case shall not be later than the Termination Date).

                  (b) The Administrative Agent shall promptly notify each Lender of (i) its receipt of a Notice of borrowing,
                           (ii) the amount of each Lender's pro-rata share of such borrowing; and (iii) the name of the Company's bank, the Company's account number and American Banking Association routing number of the bank at which the Company's account is maintained and to which such pro-rata shares shall be routed.

                  (c) Each Lender's pro-rata share of each Revolving Credit Loan shall be delivered by each such Lender to the Company not later than 3:00 p.m. New York time on the requested borrowing date, time being of the essence, in immediately available Dollars by wire transfer to an account of the Company designated by the Company, from time to time in writing to the Administrative Agent, with the account number and American Banking Association routing number of the bank at which such account is maintained.

         (iv) INTEREST RATES: The Company shall pay interest on Revolving Credit Loans:

                  (a) at the Alternate Base Rate on the unpaid principal amount of Alternate Base Rate Loans outstanding from time to time from the date of receipt of funds by the Company until paid, payable on the last Banking Day of each calendar quarter and on the maturity date, computed on the basis of a 365

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                           or 366 day year as the case may be; and

                  (b) at LIBOR plus the applicable Margin (converted to percentage points) on the unpaid principal amount of LIBOR Loans outstanding from time to time from the date on which funds are received by the Company until paid (computed on the basis of a year having 360 days calculated on the basis of the actual number of days elapsed), payable (a) on the last day of the LIBOR Interest Period or (b) every three (3) months in the event any such LIBOR Interest Period exceeds three
                           (3) months.

         (v) PAYMENTS ON REVOLVING CREDIT NOTES, ETC.: All payments of principal and interest shall be made to the Administrative Agent in immediately available funds for the account of the Lenders by no later than 3:00 p.m. (New York time) on the applicable payment date. The Administrative Agent shall promptly distribute to each Lender its ratable share of the principal and interest received by it for the account of such Lender. Each Lender shall endorse each Revolving Credit Note held by it or otherwise make appropriate book entries evidencing each payment of principal made thereon, it being understood, however, that any Lender's failure to record appropriate information on the grid(s) attached to any such Note shall in no way affect the obligation of the Company under this Agreement or under any such Note. Whenever any payment to be made hereunder, including without limitation, any payment to be made on any Note, shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next Banking Day (but in any event not later than its maturity date) and such extension of time shall in each case be included in the computation of the interest payable on such Note. Notwithstanding the previous sentence, in the case of any LIBOR Loan, if the next Banking Day is in a month other than the month the payment was originally due, such payment may be made on the immediately preceding Banking Day and such reduction of time shall in each case be considered in the computation of the interest payable on such Note.

         (vi) REVOLVING CREDIT NOTES: The obligation of the Company to repay the Alternate Base Rate Loans and the LIBOR Loans made by each Lender and to pay interest thereon shall be evidenced by non-negotiable Revolving Credit Notes of the Company substantially in the form of Schedule B hereto, with appropriate insertions, dated the date of execution thereof by the Company and payable to the order of such Lender on the maturity date of such Loan, in the principal amount indicated thereon. The principal amount of the Alternate Base Rate Loans and the LIBOR Loans made by each Lender under this Section 2.1A and all prepayments thereof and the applicable dates with respect thereto shall be recorded by such Lender from time to time on the grid(s) attached to such Note or by appropriate book entry. The aggregate unpaid amount of Alternate Base Rate Loans and LIBOR Loans set forth on the grid(s) attached to each Revolving Credit Note shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note, it being understood, however, that any Lender's failure to so record appropriate information on the grid(s) attached to its respective Revolving Credit Note shall in no way affect the obligations of the Company under this Agreement or such Note.

         (vii) INTEREST ON LATE PAYMENTS: If any Revolving Credit Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by

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                  operation of any provision or acceleration of maturity therein or herein contained, the principal thereof and the accrued and unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be 1.1 times the Alternate Base
                  Rate from time to time in effect.

         (viii) LOAN REFINANCINGS: If any Revolving Credit Loan is not repaid when due, unless otherwise directed by the Company, and provided no Event of Default exists, (and the Commitment Period has not terminated), the Lenders shall refinance such Loans with Alternate Base Rate Loans unless otherwise provided in this Agreement. Such automatic Loans shall be deemed to have repaid the principal in full of each prior Loan such that no Event of Default would exist.

         (ix) CONVERSION: At the Company's option, the Company may at any time or from time to time, except if an Event of Default exists, convert a LIBOR Loan or an Alternate Base Rate Loan to any one of the other types of Loans; provided, however, in the case of LIBOR Loans any such conversion may only be made on the Interest Adjustment Date applicable thereto. Such conversion shall not be deemed to be a prepayment. The provisions of this subsection shall apply with respect to voluntary conversions or conversions required hereunder. The Company, through the Administrative Agent, shall give written or telephonic notice to the Banks of each conversion by 11:00 a.m., New York time (a) on the date of such conversion if such conversion is to Alternate Base Rate Loans, and (b) at least two (2) London Banking Days prior to the date of such conversion if such conversion is to LIBOR Loans. Each such notice shall be effective upon receipt by the relevant Lender and shall specify the date and amount of such conversion, the type of Loans to be converted and the type of Loans to be converted into. Each conversion shall be in an aggregate amount of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000).

         (x)      PREPAYMENT.

                  (a) As to Alternate Base Rate Loans, the Company shall have the right at any time or from time to time, upon one (1) Banking Days' prior written notice to the Administrative Agent, without the payment of any premium or penalty to prepay on a pro-rata basis, all or any part of the principal amount of the Revolving Credit Notes then outstanding as designated by the Company plus interest accrued on the amount so prepaid to the date of such prepayment.

                  (b) As to LIBOR Loans, the Company shall have the right at any time or from time to time, upon four (4) London Banking Days' prior written notice to the Administrative Agent, to prepay on a pro-rata basis, all or any part of the principal amount of the Revolving Credit Notes then outstanding as designated by the Company, plus interest accrued on the amount so prepaid to the date of such prepayment. If LIBOR, as determined as of 11:00 a.m. London time three (3) London Banking Days prior to the date of prepayment (hereinafter "Prepayment LIBOR"), shall be lower than the last LIBOR previously determined for the LIBOR Loan(s), with respect to which prepayment is intended to be made (hereinafter "Last LIBOR"), then the Company shall promptly pay each of the Lenders, in immediately available funds, a prepayment premium measured by a rate (the

                           "Prepayment Premium Rate") which shall be equal to the difference between the Last LIBOR and the Prepayment LIBOR. In determining the Prepayment LIBOR, the Company shall apply a rate equal to LIBOR (for a deposit approximately equal to the amount of such prepayment) which would be applicable to a LIBOR Interest Period commencing on the date of such prepayment and having a duration equal to the LIBOR Interest Period described in Article I hereof with a length closest to the remaining duration of the actual LIBOR Interest Period during which such prepayment is to be made. The Prepayment Premium Rate shall be applied to all or such part of the principal amount of the Revolving Credit Notes as related to the LIBOR Loans to be prepaid, and the prepayment premium shall be computed for the period commencing with the date on which said prepayment is to be made to that date which coincides with the last day of the LIBOR Interest Period previously established when the LIBOR Loans, which are to be prepaid, were made. Each prepayment of a LIBOR Loan shall be in the aggregate principal sum of not less than One Million Dollars ($1,000,000). Notwithstanding the above, no prepayment premium shall be due and owing by the Company if the Company makes such payment on the Interest Adjustment Date applicable to the Loan being paid. In the event the Company fails to borrow or convert into a proposed LIBOR Loan subsequent to the delivery to the Lenders of the notice of the proposed date, aggregate amount and initial LIBOR Interest Period of such Loan, but prior to the draw down of funds thereunder, such failure to borrow or convert shall be treated as a prepayment subject to such prepayment premium.

   B.    MONEY MARKET RATE LOANS
         -----------------------

         (i) BORROWING RESTRICTIONS: Subject to the terms and conditions of this Agreement, during the Commitment Period each Lender may make (but is not obligated to make) a Money Market Rate Loan to the Company in such amount or amounts as the Company may from time to time request, provided that the sum of the total Loans outstanding under Sections 2.1A and 2.1B plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the Commitments which, as of the date hereof, total Two Hundred Ninety Million Dollars ($290,000,000) Subject to the provisions of this Agreement, the Company shall be entitled under this Paragraph B to borrow funds, repay the same in whole or in part and reborrow hereunder at any time and from time to time from any Lender making Money Market Rate Loans to the Company. The Administrative Agent shall not be involved, in its capacity as such agent, in any borrowing(s) by the Company under this
                  Section 2.1B; provided, however, the Administrative Agent shall be advised by the Company of each such borrowing hereunder. The procedures for any such Loan shall be as agreed upon by the Company and each Lender making a Loan under this Paragraph B.

         (ii) LOAN AMOUNTS: The Company shall have the option, subject to the terms and conditions set forth herein, to borrow under this Section 2.1B from any Lender that agrees to make such a Loan, an amount not to exceed the total of all Commitments in amounts of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000).

         (iii) INTEREST RATES: The Company shall pay interest on the unpaid principal amount of any Money Market Rate Loan outstanding from time to time from the date on which funds are received by the Company until paid, at the Money Market Rate. Except as may be otherwise agreed by the Company and the Lender making a Money Market Rate Loan, interest shall be payable at the maturity of such Loan and shall be computed on the basis of a 365 or 366 day year, as the case may be.

         (iv) MONEY MARKET NOTES: The obligation of the Company to repay Money Market Rate Loans and to pay interest thereon, shall be evidenced by a Money Market Note substantially in the form of Schedule C hereto, dated the date of execution thereof by the Company and payable to the order of the applicable Lender in accordance with the terms and conditions of such Money Market Note.

         (v) PAYMENT: All payments of principal and interest due on Money Market Rate Loans shall be paid by the Company directly to any Lender making a Money Market Rate Loan to the Company. Any such Loans hereunder shall be paid on the date specified in the applicable Money Market Note.

         (vi) INTEREST ON LATE PAYMENTS: If any Money Market Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision of acceleration of maturity therein contained, the principal thereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be 1.1 times the Alternate Base Rate from time to time in effect.

   C.    COMPETITIVE BID LOANS

         (i) BORROWING RIGHTS AND RESTRICTIONS: Subject to the terms and conditions of this Agreement, during the Commitment Period the Company may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans provided that the sum of the total Loans outstanding under Sections 2.1A and 2.1B plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the Commitments which, on the date hereof, total Two Hundred Ninety Million Dollars ($290,000,000). Subject to the provisions of this Agreement, the Company may, if a Competitive Bid is submitted by a Lender, borrow funds under this Paragraph C, repay the same in whole or in part, and reborrow hereunder at any time and from time to time during the Commitment Period.

         (ii) LOAN AMOUNTS: The Company shall have the option, subject to the terms and conditions set forth herein, to borrow under this Section 2.1C up to the principal amount of the Commitments which, on the date hereof, total Two Hundred Ninety Million Dollars ($290,000,000) by means of any combination of:

                  (a) Fixed Rate Loans which shall be payable on their respective due dates and shall be drawn down in aggregate amounts of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000); and

                  (b) Competitive Libor Loans which shall be payable on the last date of their Competitive Libor Interest Period and shall be drawn down in aggregate amounts of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000).

         (iii) PROCEDURE FOR BORROWING: The procedure for borrowing under this Section 2.1C shall be as follows:

                  (a) Each such borrowing shall be made by Notice to the Competitive Advance Facility Agent (which Notice must be received by the Competitive Advance Facility Agent prior to 11:00 a.m. New York time four (4) London Banking Days prior to the requested borrowing date in the event of a Competitive Libor Loan and by 11:00 a.m. New York time one Banking Day prior to the proposed date of such borrowing in the event of a Fixed Rate Loan). Such Notice shall specify:

                           (1)      the amount of such borrowing;

                           (2) the requested borrowing date which shall be a Banking Day or a London Banking Day, as the case may be;

                           (3)      the type of Loan(s) comprising such
                                    borrowing; and

                           (4) the duration of the Competitive Libor Interest Period for any Competitive Libor Loan and the maturity date of any Fixed Rate Loan(s).

                  (b) The Competitive Advance Facility Agent shall promptly notify each Lender of (i) its receipt of a request for a Competitive Loan thereby inviting the Lenders to submit Competitive Bids. Any such notice shall identify the name of the Company's bank, the Company's account number and American Banking Association routing number of the bank at which the Company's account is maintained and to which the proceeds from any Competitive Loan shall be routed.

                  (c) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the Company in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Competitive Advance Facility Agent and must be received by the Competitive Advance Facility Agent by telecopy, in the case of a Competitive Libor Loan, not later than 10:00 a.m., New York time, three (3) London Banking Days before the proposed date of such Competitive Borrowing, and in the case of an Fixed Rate Loan, not later than 10:00 a.m., New York time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Competitive Advance Facility Agent may be rejected by the Competitive Advance Facility Agent, and the Competitive Advance Facility Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall be in aggregate amounts of not less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000) and may equal the entire principal amount of the Competitive Borrowing requested by the Company. Each Competitive Bid shall specify (i) the Competitive Bid Rate(s) at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (ii) in the case of a Competitive Libor Loan, the Competitive Libor Interest Period applicable to each such Loan and the last day thereof.

                  (d) The Competitive Advance Facility Agent shall promptly notify the Company by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that made such Competitive Bid.

                  (e) Subject only to the provisions of this paragraph, the Company may accept or reject any Competitive Bid. The Company shall notify the Competitive Advance Facility Agent by telephone, confirmed by telecopy in a form approved by the Competitive Advance Facility Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Competitive Libor Loan, not later than 11:00 a.m., New York time, three (3) London Banking Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Loan, not later than 11:00 a.m., New York time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of the Company to give such notice shall be deemed to be a rejection of each Competitive Bid,
                           (ii) the Company shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Company rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Company shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, the Company may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro-rata in accordance with the amount of each such Competitive Bid, and (v) except as otherwise provided in clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000); provided further that if a Competitive Loan must be in an amount less than Five Million Dollars ($5,000,000) because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of One Million Dollars ($1,000,000) or any integral multiple thereof, and in calculating the pro-rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of One Million Dollars ($1,000,000) in a manner determined by the Company.

                  (f) The Competitive Advance Facility Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

                  (g) If the Competitive Advance Facility Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive

                           Bid directly to the Company at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Competitive Advance Facility Agent pursuant to paragraph (b) of this Section.

         (iv) INTEREST RATES: Interest shall accrue at the Competitive Bid Rate specified in the applicable Competitive Bid, unless otherwise agreed by the Lender submitting such Competitive Bid and the Company.

         (v) PAYMENTS ON COMPETITIVE NOTES: All payments of principal and interest shall be made to the Competitive Advance Facility Agent in immediately available funds for the account of the Lenders by no later than 3:00 p.m. (New York time) on the applicable payment date which date shall be specified on the applicable Competitive Note. The Competitive Advance Facility Agent shall promptly distribute to each Lender the principal and interest received by it for the account of such Lender. Each Lender having made a Competitive Loan hereunder shall endorse each Competitive Note held by it or otherwise make appropriate book entries evidencing each payment of principal made thereon, it being understood, however, that any Lender's failure to record appropriate information on the grid(s) attached to any such Note shall in no way affect the obligation of the Company under this Agreement or under any such Note. Whenever any payment to be made hereunder, including without limitation, any payment to be made on any Note, shall be stated to be due on a day which is not a Banking Day, or a London Banking Day as the case may be, such payment shall be made on the next Banking Day (but in any event not later than its maturity date) and such extension of time shall in each case be included in the computation of the interest payable on such Note. Notwithstanding the previous sentence, in the case of any Competitive Libor Loan, if the next London Banking Day is in a month other than the month the payment was originally due, such payment may be made on the immediately preceding London Banking Day and such reduction of time shall in each case be considered in the computation of the interest payable on such Note.

         (vi) COMPETITIVE NOTES: The obligation of the Company to repay the Fixed Rate Loans and the Competitive Libor Loans made by any Lender and to pay interest thereon shall be evidenced by non-negotiable Competitive Notes of the Company substantially in the form of Schedule D hereto, with appropriate insertions, dated the date of execution thereof by the Company and payable to the order of such Lender on the maturity date of such Loan, in the principal amount indicated thereon. The principal amount of the Fixed Rate Loans and the Competitive Libor Loans made by each Lender under this Section 2.1C and all prepayments thereof and the applicable dates with respect thereto shall be recorded by such Lender from time to time on the grid(s) attached to such Note or by appropriate book entry. The aggregate unpaid amount of Fixed Rate Loans and Competitive Libor Loans set forth on the grid(s) attached to each Competitive Note shall be rebuttable presumptive evidence of the principal amount owing and unpaid on such Note, it being understood, however, that any Lender's failure to so record appropriate information on the grid(s) attached to its respective Competitive Note shall in no way affect the obligations of the Company under this Agreement or such Note.

         (vii) PREPAYMENT: The Company shall not have any right to prepay any Competitive Loan without the prior consent of the Lender having made such Loan.

SECTION 2.2. CONDITIONS TO CERTAIN LOANS OR CONVERSIONS. The obligation or right of each Lender to make any of the Loans or to convert any of the Loans described in Sections 2.1A, 2.1B or 2.1C hereunder is conditioned, in the case of each borrowing or conversion hereunder, upon:

         (i) the fact that no Possible Default or Event of Default shall then exist or immediately after such Loan is made would exist; and

         (ii)     the fact that the representations and warranties contained in
                  Article IV hereof shall be true and correct in all material respects with the same force and effect as if made on and as of the date of such borrowing or conversion.

         Each borrowing or conversion by the Company hereunder shall be deemed to be a representation and warranty by the Company as of the date of such borrowing or conversion as to the facts specified in Sections 2.2 (i) and
   (ii) above.

SECTION 2.3. FACILITY FEE. The Company agrees to pay to each Lender a Facility Fee, for the period from and including the date of this Agreement until the Commitments have terminated and the outstanding Loans have been repaid. The first payment of the Facility Fee shall be made no later than March 31, 1997 for the period January 3, 1997 to March 31, 1997. All payments of the Facility Fee shall be made to the Administrative Agent in immediately available funds for the account of the Lenders by no later than 3:00 p.m. (New York time) on the applicable payment date. The Administrative Agent shall promptly distribute to each Lender its ratable share of the Facility Fee received by it for the account of such Lender.

SECTION 2.4. COMPUTATION OF FACILITY FEES. Facility Fees shall be computed for the actual number of days elapsed on the basis of a 360 day year.

SECTION 2.5. TERMINATION OF COMMITMENTS AND RIGHT OF SUBSTITUTION.

         (i) The Company may at any time or from time to time terminate in whole or ratably in part the Commitments of all of the Lenders to an amount not less than the aggregate principal amount of the Loans then outstanding under this Agreement, by giving the Lenders and the Administrative Agent not less than two (2) Banking Days' notice of the aggregate amount of such termination (which shall not be less than Five Million Dollars ($5,000,000) or any greater amount evenly divisible by One Million Dollars ($1,000,000)) and such Lender's proportionate amount of such termination. If the Company terminates in whole the Commitments of the Lenders, on the effective date of such termination (provided the Company has prepaid in full the unpaid principal balance, if any, of the Notes outstanding together with all accrued and unpaid interest, if any, Facility Fees accrued and unpaid, and any applicable prepayment premiums) all of the Notes outstanding shall be delivered to the Company marked "Cancelled". Any termination of the Commitments shall be irrevocable during the remainder of the Commitment Period.

         (ii) The Company may at any time or from time to time terminate or reduce the Commitment of any Lender hereunder to an amount not less than the aggregate principal amount of the Loans then outstanding held by such Lender under this Agreement:

                  (a) immediately if such Lender satisfies any of the criteria for insolvency described in Section 7.5 hereof; or

                  (b) upon not less than two (2) Banking Days' notice to such Lender and the Administrative Agent if the Company, in its sole discretion, elects to terminate the Commitment of such Lender for any reason including, but not limited to, the default of such Lender under the terms of this Agreement.

         (iii) In the event the Commitment of any Lender is terminated by the Company, the Company shall replace such Lender with a successor Lender or banks (including any Lender or Lenders which is a party to this Agreement with the consent of such Lender or Lenders) with a Commitment not to exceed the Commitment of the terminated Lender(s); provided that such successor Lender shall, pursuant to a written instrument in form and substance satisfactory to the Company, effectively agree to become a party hereto and a "Lender" hereunder and be bound by the terms hereof.

         (iv) In the event of a default of any Lender under the terms of this Agreement, the Company's election to terminate the Commitment of such Lender shall not act as a waiver of any other remedies which the Company may have for such default.

         (v)      The termination of the Commitment of any Lender pursuant to
                  Section 2.5(ii) shall not affect the Commitments or the obligations of all remaining Lenders under this Agreement.

         (vi) After any termination or reduction of the Commitments as described in this Section 2.5, the Facility Fees payable hereunder shall be calculated upon the Commitments of the Lenders as so reduced.

         ARTICLE III. ADDITIONAL PROVISIONS RELATING TO LIBOR LOANS AND
                                FIXED RATE LOANS

SECTION 3.1. RESERVES OR DEPOSIT REQUIREMENTS, ETC. If at any time after the Effective Date any Regulatory Change shall impose, modify or deem applicable any reserve and/or special deposit requirement (other than reserves: (a) included in the Reserve Percentage, the effect of which is reflected in the interest rate(s) of the LIBOR Loan(s) or Competitive Libor Loan(s) in question or (b) attributable to requirements imposed by the Board of Governors of the Federal Reserve System on any Lender as a result of the failure of any such Lender to maintain necessary current capitalization or financial conditions imposed thereby) against assets held by, or deposits in or for the account of any Loans by any Lender, and the result of the foregoing is to increase the cost to such Lender of making or maintaining LIBOR Loans or Competitive Libor Loans, as the case may be, or reduce the amount of principal or interest received by such Lender with respect to LIBOR Loans or Competitive Libor Loans, then upon demand by such Lender the Company shall pay to such Lender from time to time on Interest Adjustment Dates with respect to such Loans, as additional consideration hereunder, additional amounts sufficient to fully compensate and indemnify such Lender for such increased cost or reduced amount, provided that such additional cost or reduced amount were allocable to such LIBOR Loans or Competitive Libor Loans.

         A certificate as to the increased cost or reduced amount (hereinafter in this Section 3.1 collectively called "Increased Costs") as a result of any event mentioned in this Section 3.1, setting forth the calculations therefor, shall be promptly submitted by such Lender to the Company for its review. The Company shall pay such Increased Costs for such period of time prior to the date such certificate is received by the Company during which such Regulatory Change, by its terms, applies retroactively to any period of time prior to the date such Regulatory Change became effective. In addition, the Company shall pay such Increased Costs incurred by a Lender on and after the date such certificate is received by the Company unless, and until, the Company, notwithstanding any other provision of this Agreement,

         (i) upon at least three (3) Banking Days' prior written notice to such Lender, prepays the affected LIBOR Loans in full or converts all LIBOR Loans to Alternate Base Rate Loans regardless of the LIBOR Interest Period thereof, or

         (ii)     terminates the Commitment of such Lender pursuant to Section
                  2.5 (provided that the Company shall pay such Increased Costs on any LIBOR Loans from such Lender which remain outstanding).

   Each Lender will notify the Company as promptly as practicable of the existence of any event which will likely require the payment by the Company of any such additional amount under this Section.

SECTION 3.2. CHANGES IN TAX LAWS. In the event that by reason of any Regulatory Change of the jurisdiction where the office of the Lender making a Loan is located, (i) any Lender shall, with respect to this Agreement or any transaction under this Agreement, be subject to any tax, levy, impost, charge, fee, duty, deduction or withholding of any kind whatsoever (other than any tax imposed upon the total net income of such Lender or imposed on or calculated with respect to the value of the assets of such Lender) or
   (ii) any change shall occur in the taxation of any Lender with respect to any Loan and the interest payable thereon (other than any change which affects, and to the extent that it affects, the taxation of the total net income of such Lender or imposed on or calculated with respect to the value of the assets of such Lender), and if any such measures or any other similar measure shall result in an increase in the cost to such Lender of making or maintaining any Loan or in a reduction in the amount of principal, interest or Facility Fee receivable by such Lender in respect thereof, then such Lender shall promptly notify the Company stating the reasons therefor.

         A certificate as to any such increased cost or reduced amount (hereinafter in this Section 3.2 collectively called "Increased Taxes") as a result of any event mentioned in this Section 3.2, setting forth the calculations therefor, shall be submitted by such Lender to the Company for its review. The Company shall pay such Increased Taxes for such period of time prior to the date such certificate is received by the Company during which such Regulatory Change, by its terms, applies retroactively to any period of time prior to the date such Regulatory Change became effective.
   In addition, the Company shall pay such Increased Taxes incurred by such Lender on and after the date such certificate is received by the Company unless and until the Company, notwithstanding any other provision of this Agreement,

         (i) upon at least three (3) Banking Days' prior written notice to such Lender and the

                  Administrative Agent, prepays the affected Loans in full, or

         (ii)     terminates the Commitment of such Lender pursuant to Section
                  2.5 hereof (provided that the Company shall pay such Increased Costs on any Loans from such Lender which remain outstanding).

         If any Lender receives such additional consideration from the Company pursuant to this Section 3.2 and thereafter obtains the benefits of any refund, deduction or credit for any taxes or other amounts on account of which such additional consideration has been paid, such Lender shall pay to the Company its allocable share thereof and shall reimburse the Company to the extent, but only to the extent, that such Lender shall have actually received a refund of such taxes or other amounts together with any interest thereon or an effective net reduction in taxes or other governmental charges (including any taxes imposed on or measured by the total net income of such Lender) of the United States or any state or subdivision thereof by virtue of any such deduction or credit, after first giving effect to all other deductions and credits otherwise available to such Lender. If, at the time any audit of such Lender's income tax return by any taxing agency is completed, such Lender determines, based on such audit, that it was not entitled to the full amount of any refund reimbursed to the Company as aforesaid or that its net income taxes are not reduced by a credit or deduction for the full amount of taxes reimbursed to the Company as aforesaid, the Company, upon demand of such Lender, will promptly pay to such Lender the amount so refunded to which such Lender was not so entitled, or the amount by which the net income taxes of such Lender were not so reduced, as the case may be. The provisions of this Section 3.2 and
     Section 3.1 shall survive the termination of this Agreement.


SECTION 3.3. EURODOLLAR DEPOSITS UNAVAILABLE OR INTEREST RATE UNASCERTAINABLE. In the event the Majority Lenders shall have determined, in good faith and reasonably, that Dollar deposits of the relevant amount for the relevant LIBOR Interest Period for LIBOR Loans are not available to the Lenders in the London Interbank Eurodollar market or that, by reason of circumstances affecting such market, adequate and reasonable means do not exist for ascertaining LIBOR then (i) any notice of new LIBOR Loans (or conversion of Revolving Credit Loans to LIBOR Loans) previously given by the Company and not yet borrowed (or converted, as the case may be) shall be deemed a notice to make Alternate Base Rate Loans unless the Company notifies the Administrative Agent to the contrary, and (ii) the Company shall be obligated either to prepay or to convert any outstanding LIBOR Loans on the last day of the then current LIBOR Interest Period or Periods with respect thereto.

SECTION 3.4. INDEMNITY. Without limitation of any other provisions of this
     Article III, the Company hereby agrees to indemnify and hold harmless each of TCB, Chase and CSI and each Lender from and against all costs, expenses (including fees, charges and disbursements of counsel) and liabilities resulting from any litigation or other proceedings (regardless of whether TCB, Chase, CSI or any Lender is a party thereto), related to or arising out of the Transactions contemplated hereby, except to the extent such costs, expenses and liabilities result from the wilful misconduct or gross negligence of the party seeking indemnification as determined by a court of competent jurisdiction, excluding consequential, incidental or special damages. A certificate as to any such loss or expense shall be promptly submitted by TCB, Chase or CSI and any such Lender to the Company for its review and shall be paid by the Company in the absence of manifest error.

SECTION 3.5. CHANGES IN LAW RENDERING LIBOR LOANS UNLAWFUL. If at any time any Regulatory Change shall make it unlawful for any Lender to fund, refinance, continue or convert into any LIBOR Loans which it is committed to make hereunder with moneys obtained in the London Interbank Eurodollar market, the Commitment of such Lender to fund, refinance, continue or convert into LIBOR Loans shall, upon the happening of such event, be suspended for the duration of such illegality and such Lender shall by written notice to the Company and the Administrative Agent declare that its Commitment with respect to such Loans has been so suspended and, if and when such illegality ceases to exist, such suspension shall cease and such Lender shall similarly notify the Company and the Administrative Agent. If any such change shall make it unlawful for any Lender to continue in effect the funding in the London Interbank Eurodollar market of any LIBOR Loan previously made by it hereunder, such Lender shall, upon the happening of such event, notify the Company and the other Lenders thereof in writing stating the reasons therefor and the Company shall, on the earlier of (i) the last day of the then current LIBOR Interest Period or (ii) if required by such law, regulation or interpretation, on such date as shall be specified in such notice, either convert all LIBOR Loans to Alternate Base Rate Loans or prepay all LIBOR Loans to the Lenders in full. Any such prepayment or conversion shall not be subject to the prepayment premiums prescribed in
     Section 2.1A(x) hereof. Any requests for a LIBOR Loan not funded pursuant to this Section shall be deemed to have been a request for an Alternate Base Rate Loan.

SECTION 3.6. FUNDING. Each Lender may, but shall not be required to, make LIBOR Loans and Competitive Libor Loans with funds obtained outside the United States.

                   ARTICLE IV. REPRESENTATIONS AND WARRANTIES

         The Company represents and warrants to the Lenders that:

SECTION 4.1. CORPORATE EXISTENCE. The Company is a corporation duly organized and in good standing under the laws of the State of Ohio.

SECTION 4.2. AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance by the Company of this Agreement, the Notes and Related Writings are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene or conflict with any provision of applicable law or any applicable final judgement in effect or of the Amended Articles of Incorporation or Regulations of the Company or of any agreement for borrowed money or other material agreement binding upon the Company. The Company has duly executed and delivered this Agreement.

SECTION 4.3. VALIDITY AND BINDING NATURE. This Agreement is, and the Notes when duly executed and delivered will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms.

SECTION 4.4. LITIGATION AND LIENS. To the best of the Company's knowledge, no litigation or proceeding is pending which would, if successful, have a Material adverse impact on the financial condition of the Company and the Consolidated Subsidiaries taken as a whole, which is not already reflected in the Company's Financial Reports delivered to the Lenders prior to the date of this Agreement. The Internal Revenue Service has not alleged any Material default by the Company in the payment of any tax or threatened to make any Material assessment in respect thereof which would have or reasonably could have a Material adverse impact on the financial condition of the Company and the Consolidated Subsidiaries, taken as a whole.

SECTION 4.5. ERISA COMPLIANCE. Neither the Company nor any Consolidated Subsidiary has incurred any Material accumulated funding deficiency within the meaning of ERISA and the regulations thereunder. No Reportable Event has occurred with respect to any Plan which would have a Material adverse financial impact on the Company or any of its Consolidated Subsidiaries, taken as a whole. The Pension Benefit Guaranty Corporation, established under ERISA, has not asserted that the Company or any Consolidated Subsidiary has incurred any Material liability in connection with any Plan. No Material lien has been attached and no person has threatened to attach such a lien on any property of the Company and any Consolidated Subsidiary as a result of the Company's or any Consolidated Subsidiary's failure to comply with ERISA.

SECTION 4.6. ENVIRONMENTAL MATTERS. To the best of the Company's knowledge, the Company and each Subsidiary is in substantial compliance with all applicable existing laws and regulations (other than laws and regulations the validity or applicability of which are being contested by the Company or a Subsidiary, as the case may be, in good faith by appropriate proceedings diligently prosecuted) relating to environmental control in all jurisdictions where the Company or any Subsidiary is presently doing business and the Company and each Subsidiary (to the extent applicable to its operations) is in substantial compliance with the Occupational Safety and Health Act of 1970 and all rules, regulations and applicable orders thereunder (other than rules, regulations and orders the validity or applicability of which are being contested by the Company or a Subsidiary, as the case may be, in good faith by appropriate proceedings diligently prosecuted).

SECTION 4.7. FINANCIAL REPORTS. The Financial Reports of the Company and the Consolidated Subsidiaries, furnished to each Lender prior to the date of this Agreement or from time to time pursuant to this Agreement shall be true and complete, prepared in accordance with generally accepted accounting principles, except as stated therein, and fairly present the Company's and its Consolidated Subsidiaries' financial condition and the results of their operations, as of the date, and for the period encompassed by such Financial Reports. Since the dates of the Company's most recent Financial Reports until the date of this Agreement there has been no material adverse change in the consolidated financial condition of the Company and the Consolidated Subsidiaries taken as a whole.

SECTION 4.8. REGULATION U. Neither the Company nor any of its Consolidated Subsidiaries is generally engaged in the business of purchasing or selling margin stock or extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System). Each of the Lenders represents and warrants to the Company that it is not relying on and will not rely on any margin stock (as described above) in determining whether to extend or maintain credit under this Agreement.

SECTION 4.9. GOVERNMENT REGULATION. Neither the Company nor any of its Consolidated Subsidiaries is registered or is required to be registered as a public utility under the Public Utility Holding Company Act of 1935 or as an investment company under the Investment Company Act of 1940.

SECTION 4.10. TAXES. The Company and its Consolidated Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to have been filed by them (subject to any available extensions) and have paid all taxes indicated as due on such returns except for any such taxes being contested by the Company or a Subsidiary, as the case may be, in good faith by appropriate proceedings diligently prosecuted (the Company having made adequate and reasonable provision for all material taxes not yet due and payable), if any, and all material assessments, if any.

SECTION 4.11. DEFAULTS. No Possible Default or Event of Default exists which would have or reasonably could have a Material adverse impact on the financial condition of the Company and the Consolidated Subsidiaries, taken as a whole.

                          ARTICLE V. OPENING COVENANTS

         Prior to or concurrently with the execution and delivery of this Agreement, the Company shall furnish to each Lender, and with regard to
     Section 5.6, the Administrative Agent, copies of the following:

SECTION 5.1. RESOLUTIONS. Certified copies of the resolutions of the Board of Directors of the Company evidencing approval of the execution of this Agreement.

SECTION 5.2. LEGAL OPINION. A favorable opinion of counsel for the Company as to the matters referred to in Sections 4.1, 4.2, 4.3, 4.4, 4.6, 4.8 and 4.9 of this Agreement and such other matters as the Lenders may reasonably request.

SECTION 5.3. CERTIFICATE OF INCUMBENCY. A certificate of the secretary or assistant secretary of the Company certifying the names of the officers of the Company authorized to sign this Agreement, and the Notes, together with the true signatures of such officers.

SECTION 5.4. FINANCIAL REPORTS. The Financial Reports of the Company and the Consolidated Subsidiaries, dated December 31, 1995, previously furnished to each Lender, are true and complete, have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with those used by the Company and the Consolidated Subsidiaries during the Company's 1995 fiscal year, except as stated therein, and fairly present the Company's and the Consolidated Subsidiaries' financial condition as of that date and the results of their operations for the period then ended. Since that date there has been no material adverse change in the Company's and the Consolidated Subsidiaries' financial condition, properties or business taken as a whole.

SECTION 5.5. GOVERNMENTAL APPROVALS. In connection with the Acquisition Transaction, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, shall have expired or been terminated, all requisite governmental and material third parties' consents, approvals and/or filings pursuant to applicable laws shall be obtained and/or filed including, but not limited to, any such approvals and/or filings pursuant to the Illinois Responsible Property Transfer Act, 745 I.C.L.S sections 90/1 et seq. and the New Jersey Industrial Site Recovery Act, N.J.S.A. 13:12K-6 et seq. and any rules or regulations promulgated under either of them. In addition, no statute, rule or regulation shall be in effect which prohibits the consummation of the Acquisition Transaction and no order of any competent court shall be in effect or threatened which prohibits the consummation of the Acquisition Transaction.

SECTION 5.6. GOOD STANDING. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the Acquisition Transaction and any other legal matters relating to the Company and this Agreement, all in form and substance satisfactory to the Administrative Agent and its counsel.

                              ARTICLE VI. COVENANTS

         Until the later of (i) the expiration of the Commitments or (ii) all obligations of the Company hereunder and under the Notes are satisfied and paid in full, the Company agrees that, unless at any time the Majority Lenders shall otherwise expressly agree in writing:

SECTION 6.1. INSURANCE. The Company will (a) maintain insurance to such extent and against such hazards and liabilities as is commonly maintained by companies similarly situated, and (b) upon any Lender's written request, furnish to such Lender such information about the Company's and its Consolidated Subsidiaries' insurance as such Lender may from time to time reasonably request, which information shall be prepared in form and detail reasonably satisfactory to such Lender.

SECTION 6.2. FINANCIAL REPORTS. The Company will furnish to the Administrative Agent and each Lender:

         (i) within sixty (60) days after the end of each of the first three quarter-annual periods of each of its fiscal years (and, in any event, in each case as soon as available), the quarterly Financial Report of the Company and the Consolidated Subsidiaries as at the end of that period, prepared on a consolidated basis;

         (ii) within ninety (90) days after the end of each of its fiscal years (and, in any event, in each case as soon as available), the annual Financial Report of the Company and the Consolidated Subsidiaries for that year prepared on a consolidated basis;

         (iii) within sixty (60) days after the end of each of its quarterly accounting periods and within ninety (90) days after the end of its annual accounting period, a statement signed by a financial officer of the Company reflecting compliance with
                  Section 6.3 hereof and to the effect that no Event of Default has occurred and is continuing or, if there is any such event, describing it and the steps being taken, if any, to cure such event;

         (iv) promptly after filing with the Securities and Exchange Commission, any Form 8-K or Schedule 13D filings applicable to the Company (or any successor forms or schedules promulgated by the Securities and Exchange Commission from time to time which encompass the matters currently addressed in Form 8-K and Schedule 13D);

         (v) written notice of any change in the rating assigned to the Company's senior unsecured long-term debt by Moodys or S&P within thirty (30) days of such change; and

         (vi) such other financial information regarding the Company as any Lender may reasonably request.

SECTION 6.3. NET WORTH. The Company will not permit Consolidated Net Worth at any time to fall below Eight Hundred Million Dollars ($800,000,000).

SECTION 6.4. REGULATIONS U AND X. The Company will not nor will it permit any Subsidiary to take any action that would result in any non-compliance of the Loans with Regulations U and X of the Board of Governors of the Federal Reserve System. The Company's use of proceeds of any borrowings under this Agreement will not cause a violation of Regulations U or X.

SECTION 6.5. MERGER AND SALE OF ASSETS. The Company will not merge or consolidate with nor permit any Consolidated Subsidiary to merge or consolidate with any other corporation or sell, lease or transfer or otherwise dispose of all or, during any twelve (12) month period, a substantial part of its assets to any person or entity (except as otherwise provided herein); provided, however, if no Possible Default, Event of Default or Change of Control (as such term is hereinafter defined) shall then exist or immediately thereafter will begin to exist:

         (i) Any Consolidated Subsidiary may merge with (a) the Company (provided that the Company shall be the continuing or surviving corporation) or (b) any one or more other Consolidated Subsidiaries provided that either the continuing or surviving corporation shall be a Wholly-Owned Consolidated Subsidiary, or after giving effect to any merger pursuant to this sub-clause (b), the Company and/or one or more Wholly-Owned Consolidated Subsidiaries shall own not less than the same percentage of the outstanding Voting Stock of the continuing or surviving corporation as the Company and/or one or more Wholly-Owned Consolidated Subsidiaries owned of the merged Consolidated Subsidiary immediately prior to such merger,

         (ii) Any Consolidated Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to (a) the Company, (b) any Wholly-Owned Consolidated Subsidiary or (c) any Consolidated Subsidiary of which the Company and/or one or more Wholly-Owned Consolidated Subsidiaries shall own not less than the same percentage of Voting Stock as the Company and/or one or more Wholly-Owned Consolidated Subsidiaries then own of the Consolidated Subsidiary making such sale, lease, transfer or other disposition,

         (iii) The Company may sell the stock or assets of any Consolidated Subsidiary if such sale or other disposition is determined by the board of directors of the Company to be in the best interests of the Company and such sale is for a consideration which represents the fair value (as determined in good faith by the board of directors of the Company) thereof at the time of such sale of such stock or assets,

         (iv) The Company may merge with any other corporation, provided that the Company shall be the surviving corporation,

         (v) The Company or any Consolidated Subsidiary may sell all or any part of the assets of any of its divisions or operations if such sale or other disposition is determined by the board of directors of the Company and/or such Consolidated Subsidiary, as the case may be, to be in the best interests of the Company and/or such Consolidated Subsidiary, as the case may be, and such sale is for a consideration which represents the fair value (as determined in good faith by the board of directors of the Company) thereof at the time of such sale or other disposition of such assets, and

         (vi) The Company or any Subsidiary may sell or transfer all or any part of the assets of any of its divisions or operations to any Subsidiary.

         In the event there occurs a Change of Control of the Company, the Commitments of the Lenders will immediately terminate and the outstanding Loans will become immediately due and payable. For purposes of this paragraph, a "Change of Control" shall occur if:

                  (a) there shall be consummated (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's common stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's common stock immediately prior to the merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (ii) any sale, lease, exchange or transfer (in one transaction or a series of related transactions) of fifty percent (50%) or more of the assets or earning power of the Company;

                  (b) any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended, other than the Company or any employee benefit or stock ownership plan sponsored by the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such Plan, shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing [twenty percent (20%) or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing in special circumstances) having the right to vote in the election of directors, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

                  (c) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company and any new director whose election by such Board of Directors or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                           Notwithstanding subparagraph (a) through (c) above,
                  with respect to the transactions set forth in subparagraphs
                  (a) and (b) above, a Change of Control shall not be deemed to have occurred if any such transaction (i) is approved by a vote of at least two-thirds (2/3) of the directors and (ii) at the time of such vote, at least two-thirds (2/3) of the directors then in office were members of the Board of Directors of the Company immediately prior to such transaction.

SECTION 6.6. NOTICE. Until the Termination Date, the Company will cause its treasurer, or in his absence another representative of the Company designated by the treasurer, to promptly notify the Lenders and the Administrative Agent whenever any Material Possible Default may occur or any warranty made in Article IV hereof or elsewhere in this Agreement or in any Related Writing may for any reason cease in any Material respect to be true and complete.

SECTION 6.7. LIENS. The Company will not and will not permit any Consolidated Subsidiary to create, assume or suffer to exist any lien upon any of its property or assets (hereinafter "Properties") whether now owned or hereafter acquired without effectively providing that any borrowings under this Agreement shall be secured equally and ratably with all other indebtedness thereby secured; provided that this Section shall not apply to the following:

         (i) liens for taxes not yet due or which are being actively contested in good faith by appropriate proceedings diligently prosecuted,

         (ii) other liens incidental to the conduct of its business or the ownership of its Properties which were not incurred in connection with the borrowing of money or the obtaining of advances or credit, and which do not in the aggregate materially detract from the value of its Properties or materially impair the use thereof in the operation of its business,

         (iii) liens on Properties of a Consolidated Subsidiary to secure obligations of such Consolidated Subsidiary to the Company or another Consolidated Subsidiary,

         (iv) liens on Properties of the Company and/or its Consolidated Subsidiaries existing on the date hereof,

         (v) any lien existing on any Properties of any corporation at the time it becomes a Consolidated Subsidiary, existing prior to the time of acquisition upon any Properties acquired by the Company or any Consolidated Subsidiary through purchase, merger, consolidation or otherwise, whether or not assumed by the Company or such Consolidated Subsidiary,

         (vi) any lien placed upon any asset other than real property (hereinafter in this subparagraph (vi) "Asset") at the time of acquisition by the Company or any Consolidated Subsidiary to secure all or a portion of or to secure indebtedness incurred prior to, at the time of, or (in the case of any Asset acquired with the intent to obtain subsequent financing thereof secured by a lien) within one (1) year after the acquisition of such Asset for the purpose of financing all or a portion of the purchase price thereof, provided that any such lien shall not encumber any other Properties of the Company or such Consolidated Subsidiary,

         (vii) any lien placed upon any real property now owned or hereafter acquired by the Company or any of its Subsidiaries securing indebtedness in an amount up to eighty percent (80%) of the fair market value of such real property,

         (viii) liens in favor of the United States of America or any department or agency thereof, or in favor of any state government or political subdivision thereof, or in favor of a prime contractor under a government contract of the United States, or of any state government or any political subdivision thereof, and, in each case, resulting from acceptance of partial, progress, advance or other payments in the ordinary course of business under government contracts of the United States, or of any state government or any political subdivision thereof, or subcontracts thereunder,

         (ix) liens created, assumed or existing in connection with a tax-free financing,

         (x) any lien renewing, extending or refunding any lien permitted by clauses (iv), (v), (vi), (vii), (viii) and (ix) above, provided that the principal amount secured is not materially increased, and such lien is not extended to other Properties, and

         (xi) liens other than those permitted by clauses (i) through (x) above, provided that the aggregate amount of all indebtedness secured by liens permitted by this clause (xi) shall not at any time exceed fifteen percent (15%) of Consolidated Net Worth.

SECTION 6.8. ERISA COMPLIANCE. Neither the Company nor any Consolidated Subsidiary will incur any Material accumulated funding deficiency within the meaning of ERISA and the regulations thereunder, or any Material liability to the Pension Benefit Guaranty Corporation or any successor thereto in connection with any Plan. The Company will furnish to the Lenders as soon as possible and in any event within thirty (30) days after the Company or such Consolidated Subsidiary knows or has reason to know that any Material Reportable Event with respect to any Plan has occurred a statement of the chief financial officer of the Company or such Consolidated Subsidiary setting forth details as to such Reportable Event and the action which the Company or such Consolidated Subsidiary proposes to take with respect thereto, together with a copy of the notice of such Reportable Event given to the Pension Benefit Guaranty Corporation (or any successor thereto) if a copy of such notice is available to the Company or such Consolidated Subsidiary.

SECTION 6.9. NOTICE OF DEFAULT. The Company will, and will cause each Consolidated Subsidiary to, give prompt notice in writing to each Lender, the Administrative Agent and the Competitive Advance Facility Agent of the occurrence of any Possible Default, Event of Default or Change of Control and of any other development, financial or otherwise, with respect to which there is a significant probability of a Material adverse impact on Consolidated Net Worth or on the Company's ability to repay the Notes.

SECTION 6.10. CONDUCT OF BUSINESS. The Company will, and will cause each Consolidated Subsidiary to, carry on and conduct its business in substantially the same manner as it is presently conducted and to do all things necessary to remain duly incorporated, validly existing and in good standing as a corporation in its jurisdiction of incorporation and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

SECTION 6.11. TAXES. The Company will, and will cause each Consolidated Subsidiary to, pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those which are being contested in good faith by appropriate proceedings.

SECTION 6.12. COMPLIANCE WITH LAWS. The Company will use its best good faith efforts to comply and to cause each Subsidiary to comply with all such laws and regulations (other than laws and regulations the validity or applicability of which are being contested by the Company or a Subsidiary, as the case may be, in good faith by appropriate proceedings diligently prosecuted) which may be legally imposed in the future in jurisdictions in which the Company or any Subsidiary may then be doing business.

                         ARTICLE VII. EVENTS OF DEFAULT

         Each of the following shall constitute an "Event of Default":

SECTION 7.1. NON-PAYMENT OF NOTES, INTEREST, FACILITY FEE OR OTHER FEES. If the principal on any Note shall not be paid in full when due and payable and shall remain unpaid for a period of three (3) consecutive Banking Days, or London Banking Days, as the case may be and/or any interest due on any Note or any Facility Fee or Other Fee shall not be paid within five (5) Banking Days after written notice thereof to the Company from the Lender (or the Administrative Agent or Competitive Advance Facility Agent, as the case may
     be) to whom such amount(s) are owed.

SECTION 7.2. COVENANTS. If the Company shall fail or omit to perform and observe any agreement or other provision (other than those referenced in Section
     7.1 hereof) contained or referred to in this Agreement or in any Related Writing that is on the Company's part to be complied with, and such failure or omission, is not fully corrected within thirty (30) days after the giving of written notice thereof to the Company by no less than fifty-one percent (51%) of the Lenders acting as a whole.

SECTION 7.3. WARRANTIES. If any representation, warranty or statement made in or pursuant to this Agreement or any Related Writing or any other information furnished by the Company to the Lenders or any other holder of any Note, shall be false or erroneous in any respect which would have or reasonably could have a Material adverse impact on the financial condition of the Company and the Consolidated Subsidiaries, taken as a whole.

SECTION 7.4. CROSS DEFAULT. If the Company or any of its Consolidated Subsidiaries (i) defaults in the payment of principal or interest due and owing upon any other Material obligation for borrowed money beyond any period of grace provided with respect thereto or (ii) defaults in the performance of any other agreement, term or condition contained in any agreement under which such obligation is created, and any such default is not waived by the holders of such agreement or instrument, and if the effect of such unwaived default would (a) accelerate the maturity of such indebtedness or permit the holder thereof to cause such indebtedness to become due prior to its stated maturity and (b) have or reasonably could have a Material adverse impact on the Company and the Consolidated Subsidiaries, taken as a whole.

SECTION 7.5. TERMINATION OF OPERATIONS, BANKRUPTCY OR INSOLVENCY. If the Company or a Consolidated Subsidiary representing in excess of ten percent (10%) of total consolidated assets of the Company and the Consolidated Subsidiaries shall (i) discontinue business (except as permitted under Section 6.5 hereof) or (ii) generally not pay (or admit in writing its inability to pay) its debts as such debts become due, or (iii) make a general assignment for the benefit of creditors, or (iv) apply for or consent to the appointment of a receiver, a custodian, a trustee, an interim trustee or a liquidator of all or a substantial part of its assets, or (v) be adjudicated an insolvent debtor or have entered against it an order for relief under Title 11 of the United States Code, as the same may be amended from to time to time, or (vi) file a voluntary petition in bankruptcy or file a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any other law (whether federal or state) relating to relief of debtors, or admit (by answer, by default or otherwise) the substantive allegations of a petition filed against it in any bankruptcy, reorganization, insolvency or other comparable proceeding (whether federal or state) relating to relief of debtors, or (vii) suffer or permit to continue unstayed and in effect for sixty (60) consecutive days any judgment, decree or order entered by a court of competent jurisdiction, which approves a petition seeking its reorganization or appoints a receiver, custodian, trustee, interim trustee or liquidator of all or a substantial part of its assets.

                         ARTICLE VIII. EFFECT OF DEFAULT

SECTION 8. EFFECT OF EVENT OF DEFAULT. If any Event of Default described in
     Section 7.5 hereof shall occur, the Commitments (if they have not already been terminated) shall immediately terminate and all Notes shall automatically become immediately due and payable, without notice. If any other Event of Default shall occur and shall not have been remedied within an allowable time period referred to in this Agreement, then the Majority Lenders may terminate the Commitments (if they have not already been terminated) and the Outstanding Majority Lenders may declare that all Notes shall become immediately due and payable. The Majority Lenders and the Outstanding Majority Lenders shall promptly notify the Company in writing of any such declaration. The effect as an Event of Default of any event described in Section 7.1 or 7.5 hereof may be waived only by the written concurrence of the holders of one hundred percent (100%) of the Commitments, or in the event there are no Commitments, by one hundred percent (100%) of the holders of outstanding Notes. The effect as an Event of Default of any other event described in Sections 7.2, 7.3 or 7.4 may be waived by the holders of fifty-one percent (51%) by amount of the Commitments.

          ARTICLE IX. THE ADMINISTRATIVE AGENT AND COMPETITIVE ADVANCE
                                 FACILITY AGENT

         The Lenders hereby authorize (a) Texas Commerce Bank National Association and TCB hereby agrees to act as Administrative Agent, and (b) The Chase Manhattan Bank and Chase hereby agrees to act as the Competitive Advance Facility Agent, for the Lenders in respect of this Agreement upon the terms and conditions set forth elsewhere in this Agreement, and upon the following terms and conditions:

SECTION 9.1. APPOINTMENT AND AUTHORIZATION. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent and the Competitive Advance Facility Agent to exercise such powers hereunder as are delegated to the Administrative Agent and the Competitive Advance Facility Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Notwithstanding anything in this Agreement to the contrary, or in a Related Writing, neither the Administrative Agent nor the Competitive Advance Facility Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent or the Competitive Advance Facility Agent have or be deemed to have any fiduciary relationship with any Lender. Neither the Administrative Agent, the Competitive Advance Facility Agent nor any of its or their directors, officers, attorneys or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

SECTION 9.2. NOTE HOLDERS. The Administrative Agent and the Competitive Advance Facility Agent, as the case may be, may treat the payee of any Note as the holder thereof until written notice of transfer shall have been filed with it signed by such payee and in form satisfactory to the Administrative Agent or the Competitive Advance Facility Agent, as the case may be.

SECTION 9.3. CONSULTATION WITH COUNSEL. Each of the Competitive Advance Facility Agent and the Administrative Agent may consult with legal counsel selected by it (including in-house counsel) and shall not be liable for any reasonable action taken or suffered in good faith by it in accordance with the written opinion of external counsel, issued before such action is taken or suffered.

SECTION 9.4. DOCUMENTS. Neither the Competitive Advance Facility Agent nor the Administrative Agent shall be under a duty to examine into or pass upon the validity, effectiveness, genuineness or value of this Agreement, the Notes, any Related Writing furnished pursuant hereto or in connection herewith or the value of any collateral obtained hereunder, and each of the Competitive Advance Facility Agent and the Administrative Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

SECTION 9.5. ADMINISTRATIVE AGENT, COMPETITIVE ADVANCE FACILITY AGENT AND THEIR AFFILIATES. With respect to the Loans made hereunder, each of the Competitive Advance Facility Agent and the Administrative Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Administrative Agent or the Competitive Advance Facility Agent, and the Administrative Agent and the Competitive Advance Facility Agent and their affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Company or any Subsidiary or affiliate of the Company.

SECTION 9.6. KNOWLEDGE OF DEFAULT. It is expressly understood and agreed that each of the Administrative Agent and the Competitive Advance Facility Agent shall be entitled to assume that no Possible Default or Event of Default has occurred and is continuing, unless the Administrative Agent or the Competitive Advance Facility Agent, as the case may be, has actual knowledge of such fact or has been notified by a Lender that such Lender considers that a Possible Default or Event of Default has occurred and is continuing and specifying the nature thereof.

SECTION 9.7. ACTION BY ADMINISTRATIVE AGENT, COMPETITIVE ADVANCE FACILITY AGENT. So long as the Administrative Agent or the Competitive Advance Facility Agent, as the case may be, shall be entitled, pursuant to Section 9.6 hereof, to assume that no Possible Default or Event of Default shall have occurred and be continuing, each of the Competitive Advance Facility Agent and the Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement. Neither the Competitive Advance Facility Agent nor the Administrative Agent shall incur any liability under or in respect of this Agreement by action upon any notice, certificate, warranty or other paper or instrument reasonably believed by it to be genuine or authentic or to be signed by the proper party or parties, or with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment, or which the Administrative Agent or the Competitive Advance Facility Agent reasonably believes to be necessary or desirable in the premises.

SECTION 9.8. INDEMNIFICATION. The Lenders agree to indemnify each of the Competitive Advance Facility Agent and the Administrative Agent (to the extent not reimbursed by the Company), ratably according to the respective principal amounts of their Commitments from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable out of pocket costs and expenses (including reasonable external counsel costs), expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against either the Competitive Advance Facility Agent or the Administrative Agent in any action taken or omitted by the Administrative Agent or the Competitive Advance Facility Agent with respect to this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Competitive Advance Facility Agent's gross negligence or willful misconduct or from any action taken or omitted by the Administrative Agent or the Competitive Advance Facility Agent in any capacity other than as agent under this Agreement.

SECTION 9.9. SUCCESSOR. The Company may select a successor or alternate Administrative Agent and/or Competitive Advance Facility Agent with the approval of the holders of fifty-one percent (51%) by amount of the Commitments or Loans, as the case may be.

                            ARTICLE X. MISCELLANEOUS

SECTION 10.1. LENDERS' INDEPENDENT INVESTIGATION. Each Lender, by its signature to this Agreement, acknowledges and agrees that it has made and shall continue to make its own independent investigation of the creditworthiness, financial condition and affairs of the Company and any Subsidiary in connection with the extension of credit hereunder, and agrees that no other Lender, the Administrative Agent or the Competitive Advance Facility Agent has any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto whether coming into its possession before the making of the first Loans or at any time or times thereafter.

SECTION 10.2. NO WAIVER; CUMULATIVE REMEDIES. No omission or course of dealing on the part of any Lender or the holder of any Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and in addition to any other rights, powers or privileges held by operation of law, by contract or otherwise.

SECTION 10.3. AMENDMENTS. Except as otherwise specifically provided herein, no amendment, modification, termination, or waiver of any provision of this Agreement or of the Notes (except in the event of a Money Market Note and/or Competitive Note), nor consent to any variance therefrom, shall be effective unless the same shall be in writing and signed by the Company and the Majority Lenders and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         The unanimous consent of the Lenders, shall be required with respect to
     (i) the change of maturity of the Notes under Section 2.1A hereto, or the payment date of interest on Notes pursuant to Section 2.1A, (ii) any change in the rate of interest on such Notes, or in the rate at which the Facility Fee referred to in Section 2.3 hereof shall be calculated or in any amount of principal or interest due on any such Note, or in the manner of pro-rata application of any payments made by the Company to the Lenders hereunder,
     (iii) any change in any percentage voting requirement in this Agreement,
     (iv) any change in any date specified in this Agreement for the payment of principal or interest on any Note under Section 2.1A hereto or for the payment of any Facility Fee hereunder, (v) any increase in any Lender's Commitment or Percentage, except pursuant to Section 2.5(iii) hereof, or any increase in the aggregate of all of the Lenders' Commitments hereunder or (vi) any change to this Section 10.3. No amendments to the duties or responsibilities of the Administrative Agent or Competitive Advance Facility Agent may be made without the prior written consent of the Administrative Agent or the Competitive Advance Facility Agent, as the case may be, except as provided in Section 9.9 hereof.

         Notice of amendments or consents ratified by the Lenders hereunder shall immediately be forwarded by the Company to all Lenders. Each Lender or other holder of a Note shall be bound by any amendment, waiver or consent obtained as authorized by this Section, regardless of its failure to agree thereto.

SECTION 10.4. CONFIDENTIALITY. Unless the Company otherwise agrees in writing, each Lender hereby agrees to keep all Proprietary Information (as defined below) confidential and not to disclose or reveal any Proprietary Information to any person or entity other than such Lender's directors, officers, employees, affiliates, and agents, and then only on a confidential need-to-know basis; provided, however that a Lender may disclose Proprietary Information (a) as required by law, rule, regulation, or judicial process, (b) to its attorneys and accountants, (c) as requested or required by a state, federal, or foreign authority or examiner regulating banks or banking, or (d) to actual or potential assignees or participants as permitted by Section 10.9 hereof who agree to be bound by the provisions of this Section. For purposes of this Agreement, the term "Proprietary Information" shall include all information about the Company, any Subsidiary, or any of their respective affiliates which has been furnished by the Company, any Subsidiary, or any of their respective affiliates, whether furnished before or after the date hereof, and regardless of the manner furnished; provided, however, that Proprietary Information shall not include information which (x) is or becomes generally available to the public other than as a result of a disclosure by a Lender not permitted by this Agreement, (y) was available to a Lender on a nonconfidential basis prior to its disclosure to such Lender by the Company, any Subsidiary, or any of their respective affiliates, or (z) becomes available to a Lender on a nonconfidential basis from a person and/or entity other than the Company, any Subsidiary, or any of their respective affiliates who, to the best knowledge of such Lender, is not otherwise bound by a confidentiality agreement with the Company, any Subsidiary, or any of their respective affiliates, or, to the best knowledge of such Lender, is not otherwise prohibited from transmitting the information to such Lender.

SECTION 10.5. NOTICES. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to the Company or a Subsidiary, mailed or delivered to it, addressed to it at the address of the Company herein or hereinafter specified, and if to a Lender, mailed or delivered to it, addressed to the address (as may be amended from time to time) of such Lender specified on its signature page to this Agreement. All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when received.

SECTION 10.6. COSTS AND EXPENSES. The Company agrees to pay on demand all reasonable out-of-pocket costs and expenses (including reasonable legal fees for outside counsel) of the Lenders incurred directly as a result of the enforcement of this Agreement, the Notes and the other instruments and documents in connection herewith.

SECTION 10.7. OBLIGATIONS SEVERAL. The obligations of the Lenders hereunder are several and not joint. Nothing contained in this Agreement and no action taken by the Lenders pursuant hereto shall be deemed to constitute the Lenders as a partnership, association, joint venture or other entity. No default by any Lender hereunder shall excuse the other Lenders from any obligation under this Agreement; but no Lender shall have or acquire any additional obligation of any kind by reason of such default.

SECTION 10.8. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and when taken together shall constitute one and the same agreement.

SECTION 10.9. ASSIGNMENTS AND PARTICIPATIONS.

     A. ASSIGNMENTS. Unless the Company otherwise consents in writing, which consent shall not be unreasonably withheld, no payee or other party in possession of any Note (including any Lender) shall assign or transfer any Note or any interest therein to any other person or entity, except as otherwise permitted under this Section, or negotiate any Note, as such term is defined in Ohio Revised Code Chapter 1303; provided, however, no consent from the Company shall be required in the event a Lender makes any such assignment to an affiliate of such Lender or to another Lender. Except as otherwise expressly agreed in writing by the Company, no Lender shall, by reason of the assignment or transfer of any Note or otherwise, be relieved of any of its obligations hereunder. Each transferee of any Note shall take such Note subject to the provisions of this Agreement and to any request made, waiver or consent given, or other action taken hereunder, prior to such transfer, by each previous holder of such Note; and the Company shall be entitled to conclusively assume that the transferee shall thereafter be vested with all rights and powers under this Agreement of the Lender named as the payee of the Note which is the subject of such transfer. Nothing herein shall prohibit any Lender from pledging or assigning any Note to any Federal Reserve Bank of the United States pursuant to applicable law. No party in possession of a Note shall be a "Holder" as such term is defined in Ohio Revised Code Chapter 1303. Notwithstanding any provision of this Section 10.9 to the contrary, the Company may not assign or transfer any of its rights or obligations hereunder without the consent of the holders of one hundred percent (100%) by amount of the Commitments or Loans, as the case may be.

     B. PARTICIPATIONS. Any Lender may grant participations in or to all or any part of any Loan or Loans held by such Lender and Commitment of such Lender and the Notes held by such Lender without the consent of the Company. Except as otherwise expressly agreed in writing by the Company, no grant of a participation shall relieve any Lender of its obligations hereunder. The Company shall be entitled to deal solely with the Lenders (and their respective assignees) for all purposes of this Agreement and the Notes, and no holder of a participation in all or any part of the Loans, Notes or Commitments shall have any rights under this Agreement and shall not be a Holder of any Note, as such term is defined in Ohio Revised Code Chapter 1303.

     C. DISCLOSURE OF INFORMATION. The Company hereby consents to the disclosure of any information obtained in connection herewith by any Lender to any entity which is an assignee or potential assignee or a participant or potential participant pursuant to Section 10.9A or 10.9B hereof, it being understood that such Lender shall advise any such actual or potential assignee or participant of its obligation to keep confidential any nonpublic information disclosed to it pursuant to this
         Section 10.9 and, prior to the disclosure of such information, shall cause each such actual or potential assignee or participant to execute a confidentiality agreement containing the confidentiality provisions set forth in Section 10.4 hereof.

     D. SECURITIES LAWS. Each Lender represents that it is the present intention of such Lender to acquire each Note drawn to its order for its own account and not with a view to the distribution or sale thereof.

SECTION 10.10. TAX FORMS. With respect to each Lender which is organized under the laws of a jurisdiction outside the United States (which claims, exemption from, or reduction of, United States withholding tax under Sections 1441 or 1442 of the Internal Revenue Code of 1986, as amended), on the date of any borrowing, and from time to time thereafter if requested by the Company or the Administrative Agent, each such Lender shall provide the Administrative Agent and the Company with the forms prescribed by the Internal Revenue Service of the United States certifying as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder or other documents satisfactory to the Company and the Administrative Agent indicating that all payments to be made to such Lender hereunder are subject to such tax at a rate reduced by an applicable tax treaty. Unless the Company and the Administrative Agent have received such forms and such other documents reasonably requested by the Administrative Agent or the Company indicating that payments hereunder are not subject to United States withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Company or the Administrative Agent shall withhold taxes from such payments at the applicable statutory rate in the case of payments to or for any Lender organized under the laws of a jurisdiction outside the United States.

SECTION 10.11. ENTIRE AGREEMENT. This Agreement supersedes any prior agreement or understanding of the parties hereto, and contains the entire agreement of the parties hereto, with respect to the matters covered hereby; provided that the indemnification and expense reimbursement provisions of the Commitment Letter dated November 12, 1996 by and among the Company, TCB, Chase and Chase Securities, Inc. and the provisions relating to the administration fees and the auction administration fees in the Fee Letter referred to therein shall continue in effect notwithstanding the execution and delivery of this Agreement.

SECTION 10.12. GOVERNING LAW. This Agreement, each of the Notes and any Related Writing shall be governed by and construed in accordance with the laws of the State of Ohio and the respective rights and obligations of the Company and the Lenders shall be governed by Ohio law.

SECTION 10.13. SEVERABILITY OF PROVISIONS; CAPTIONS. Any provision of this

     Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. The several captions to sections and subsections herein are inserted for convenience only and shall be ignored in interpreting the provisions of this Agreement.

SECTION 10.14. PRESS RELEASES. Neither the Administrative Agent nor the Competitive Advance Facility Agent or any Lender shall issue any press release regarding this Agreement without the prior written consent of the Company.

SECTION 10.15. CONSENT TO JURISDICTION. The Company hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Competitive Advance Facility Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Company or its properties in the courts of any jurisdiction.

         The Company hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.5. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date indicated above.

                          THE SHERWIN-WILLIAMS COMPANY


                          By:    /s/
                              ---------------------------------
                                 LARRY J. PITORAK
                          Title: SENIOR VICE PRESIDENT-
                                 FINANCE, TREASURER AND
                                 CHIEF FINANCIAL OFFICER

                           By:    /s/
                              ---------------------------------
                                 CYNTHIA D. BROGAN
                          Title: VICE PRESIDENT AND ASSISTANT
                                 TREASURER

Amount of        Percentage of
Commitment       Commitments           Morgan Guaranty Trust Company of New York
----------       -----------
$10,000,000      3.45%




                                       By:    /s/
                                          -------------------------------------

                                                Name:
                                                Title:



                                       Morgan Guaranty Trust Company of New York
                                       60 Wall Street
                                       New York, New York 10260


                                       Telephone:
                                                 ------------------------------

                                       Facsimile:
                                                 ------------------------------

Amount of      Percentage of
Commitment     Commitments        ABN AMRO Bank N.V.
----------     -----------        by: ABN AMRO North America, Inc. as agent
$10,000,000    3.45%




                                 By:    /s/
                                    -------------------------------------

                                          Name:
                                          Title:



                                 ABN Amro Bank N.V.
                                 by: ABN AMRO North America, Inc. as agent
                                 One PPG Place, Suite 2950
                                 Pittsburgh, PA l5222-5400


                                 Telephone:
                                           -------------------------

                                 Facsimile:
                                           -------------------------

Amount of        Percentage of
Commitment       Commitments               Caisse Nationale de Credit Agricole
----------       -----------
$6,000,000       2.07%




                                           By:     /s/
                                               ---------------------------------

                                                    Name:
                                                    Title:



                                           Caisse Nationale de Credit Agricole
                                           55 East Monroe St., Suite 4700
                                           Chicago, Ill. 60603-5702

                                           Telephone:
                                                     --------------------------

                                           Facsimile:
                                                     --------------------------

Amount of          Percentage of
Commitment         Commitments               The Dai Ichi Kangyo Bank, Ltd.
----------         -----------               Chicago Branch
$6,000,000         2.07%




                                             By:     /s/
                                                -------------------------------

                                                      Name:
                                                      Title:



                                             The Dai Ichi Kangyo Bank, Ltd.
                                             Chicago Branch
                                             10 South Wacker Drive - 26th Floor
                                             Chicago, Ill. 60606


                                             Telephone:
                                                        ------------------------

                                             Facsimile:
                                                        ------------------------

Amount of            Percentage of
Commitment           Commitments             Bank of Montreal
----------           -----------
$6,000,000           2.07%




                                             By:     /s/
                                                -------------------------------

                                                      Name:
                                                      Title:



                                             Bank of Montreal
                                             430 Park Avenue
                                             New York, NY 10022


                                             Telephone:
                                                        -----------------------

                                             Facsimile:
                                                        -----------------------

Amount of         Percentage of
Commitment        Commitments                Den Danske Bank
----------        -----------
$6,000,000        2.07%




                                             By:     /s/
                                                --------------------------------

                                                      Name:
                                                      Title:



                                             Den Danske Bank
                                             280 Park Avenue
                                             New York, New York 10017-1216


                                             Telephone:
                                                        -----------------------

                                             Facsimile:
                                                        -----------------------

Amount of             Percentage of
Commitment            Commitments               First National Bank of Boston
----------            -----------
$6,000,000            2.07%




                                                By:     /s/
                                                   ----------------------------

                                                         Name:
                                                         Title:



                                                First National Bank of Boston
                                                100 Federal Street, 01-09-05
                                                Boston, MA 02110


                                                Telephone:
                                                          ---------------------

                                                Facsimile:
                                                          ---------------------

Amount of         Percentage of
Commitment        Commitments          United States National Bank of Oregon
----------        -----------
$6,000,000        2.07%




                                       By:     /s/
                                           ------------------------------------


                                                Name:
                                                Title:



                                       United States National Bank of Oregon
                                       555 SW Oak Street, Suite 400
                                       Portland, OR 97204


                                       Telephone:
                                                 ------------------------------

                                       Facsimile:
                                                 ------------------------------

Amount of            Percentage of
Commitment           Commitments            The Sumitomo Bank, Limited
----------           -----------            Chicago Branch
$6,000,000           2.07%




                                            By:     /s/
                                                --------------------------------


                                                     Name:
                                                     Title:



                                            The Sumitomo Bank, Limited
                                            Chicago Branch
                                            233 South Wacker Drive, Suite 4800
                                            Chicago, IL 60606


                                            Telephone:
                                                      -------------------------

                                            Facsimile:
                                                      -------------------------

Amount of           Percentage of
Commitment          Commitments               National City Bank
----------          -----------
$10,000,000         3.45%




                                              By:     /s/
                                                 -------------------------------


                                                       Name:
                                                       Title:



                                              National City Bank
                                              1900 East Ninth Street
                                              Cleveland, Ohio 44114-3484


                                              Telephone:
                                                        ------------------------

                                              Facsimile:
                                                        ------------------------

Amount of           Percentage of
Commitment          Commitments               Wells Fargo Bank, N.A.
----------          -----------
$10,000,000         3.45%




                                              By:     /s/
                                                 ------------------------------

                                                       Name:
                                                       Title:



                                              Wells Fargo Bank, N.A.
                                              707 Wilshire Blvd. - MAC 2818-165
                                              Los Angeles, Calif. 90017


                                              Telephone:
                                                        -----------------------

                                              Facsimile:
                                                        -----------------------

Amount of             Percentage of
Commitment            Commitments               PNC Bank, National Association
----------            -----------
$13,000,000           4.48%




                                                By:      /s/
                                                    ---------------------------


                                                         Name:
                                                         Title:



                                                PNC Bank, National Association
                                                249 Fifth Ave., 2nd Floor
                                                Pittsburgh, PA 15222


                                                Telephone:
                                                          ----------------------

                                                Facsimile:
                                                          ----------------------

Amount of             Percentage of
Commitment            Commitments               Wachovia Bank of Georgia, N.A.
----------            -----------
$10,000,000           3.45%




                                                By:     /s/
                                                   -----------------------------

                                                         Name:
                                                         Title:



                                                Wachovia Bank of Georgia, N.A.
                                                191 Peachtree St., N.E.
                                                Atlanta, GA 30303


                                                Telephone:
                                                          ---------------------

                                                Facsimile:
                                                          ---------------------

Amount of              Percentage of
Commitment             Commitments               SunTrust Bank, Atlanta
----------             -----------
$13,000,000            4.48%




                                                 By:     /s/
                                                    -----------------------

                                                          Name:
                                                          Title:



                                                 SunTrust Bank, Atlanta
                                                 25 Park Place
                                                 Atlanta, GA 30302


                                                 Telephone:
                                                           ---------------------

                                                 Facsimile:
                                                           ---------------------

Amount of         Percentage of
Commitment        Commitments       Comerica Bank
----------        -----------
$6,000,000        2.07%




                                    By:      /s/
                                       ----------------------------------------


                                             Name:
                                             Title:



                                    Comerica Bank
                                    One Detroit Center, 500 Woodward Ave. MC3280
                                    Detroit, MI 48226


                                    Telephone:
                                              --------------------------------

                                    Facsimile:
                                              --------------------------------

Amount of        Percentage of
Commitment       Commitments           Norddeutsche Landesbank Girozentrale
----------       -----------           New York Branch and Cayman Islands Branch
$6,000,000       2.07%





                                       By:     /s/
                                           ------------------------------------

                                                Name:
                                                Title:



                                       Norddeutsche Landesbank Girozentrale
                                       New York Branch and Cayman Islands Branch
                                       1270 Avenue of the Americas
                                       New York, New York 10020


                                       Telephone:
                                                 ------------------------------

                                       Facsimile:
                                                 ------------------------------

Amount of          Percentage of
Commitment         Commitments          Banca Commerciale Italiana
----------         -----------          Chicago Branch
$6,000,000         2.07%




                                        By:     /s/
                                           -------------------------------------


                                                 Name:
                                                 Title:



                                        Banca Commerciale Italiana
                                        Chicago Branch
                                        150 North Michigan Avenue, Suite 1500
                                        Chicago, Ill. 60601


                                        Telephone:
                                                  ----------------------------

                                        Facsimile:
                                                  ----------------------------

Amount of            Percentage of
Commitment           Commitments               The Bank of New York
----------           -----------
$13,000,000          4.48%




                                               By:     /s/
                                                  -----------------------------

                                                        Name:
                                                        Title:



                                               The Bank of New York
                                               One Wall Street
                                               New York, New York 10286


                                               Telephone:
                                                         ----------------------

                                               Facsimile:
                                                         ----------------------

Amount of           Percentage of
Commitment          Commitments               The First National Bank of Chicago
----------          -----------
$13,000,000         4.48%




                                              By:      /s/
                                                  ------------------------------

                                                       Name:
                                                       Title:



                                              The First National Bank of Chicago
                                              611 Woodward Avenue
                                              Detroit, MI 48226


                                              Telephone:
                                                        ------------------------

                                              Facsimile:
                                                        ------------------------

Amount of           Percentage of
Commitment          Commitments               The Fuji Bank, Limited
----------          -----------
$13,000,000         4.48%




                                              By:     /s/
                                                 -----------------------------

                                                       Name:
                                                       Title:



                                              The Fuji Bank, Limited
                                              225 West Wacker Drive, Suite 2000
                                              Chicago, IL. 60606


                                              Telephone:
                                                         -----------------------

                                              Facsimile:
                                                         -----------------------

Amount of            Percentage of
Commitment           Commitments            The Bank of Tokyo-Mitsubishi, Ltd.
----------           -----------            Chicago Branch
$13,000,000          4.48%





                                            By:     /s/
                                                --------------------------------

                                                     Name:
                                                     Title:



                                            The Bank of Tokyo-Mitsubishi, Ltd.
                                            Chicago Branch
                                            227 W. Monroe St., Suite 2300
                                            Chicago, IL. 60606


                                            Telephone:
                                                      --------------------------

                                            Facsimile:
                                                      --------------------------

Amount of              Percentage of
Commitment             Commitments         The Bank of Nova Scotia
----------             -----------         Atlanta Agency
$13,000,000            4.48%




                                           By:     /s/
                                               ----------------------------

                                                    Name:
                                                    Title:



                                           The Bank of Nova Scotia
                                           Atlanta Agency
                                           600 Peachtree St., N.E., Suite 2700
                                           Atlanta, GA 30308


                                           Telephone:
                                                     ----------------------

                                           Facsimile:
                                                     ----------------------

Amount of            Percentage of
Commitment           Commitments               CIBC, Inc.
----------           -----------
$13,000,000          4.48%




                                               By:      /s/
                                                   -----------------------------

                                                        Name:
                                                        Title:



                                               CIBC, Inc.
                                               425 Lexington Ave., 6th Floor
                                               New York, New York 10017


                                               Telephone:
                                                         -----------------------

                                               Facsimile:
                                                         -----------------------

Amount of            Percentage of
Commitment           Commitments               Nationsbank, N.A.
----------           -----------
$13,000,000          4.48%




                                               By:      /s/
                                                  -----------------------------


                                                        Name:
                                                        Title:



                                               Nationsbank, N.A.
                                               100 N. Tryon Street
                                               Charlotte, N.C. 28255


                                               Telephone:
                                                         ----------------------

                                               Facsimile:
                                                         ----------------------

Amount of        Percentage of
Commitment       Commitments          KeyBank National Association
----------       -----------
$13,000,000      4.48%




                                      By:      /s/
                                         -----------------------------

                                               Name:
                                               Title:



                                      KeyBank National Association
                                      127 Public Square/Mail Code:OH 01-27-0606
                                      Cleveland, Ohio 44114-1306


                                      Telephone:
                                                --------------------------------

                                      Facsimile:
                                                --------------------------------

Amount of         Percentage of
Commitment        Commitments           The Long-Term Credit Bank of Japan, Ltd.
----------        -----------           Chicago Branch
$6,000,000        2.07%




                                        By:      /s/
                                             ----------------------------------

                                                 Name:
                                                 Title:



                                        The Long-Term Credit Bank of Japan, Ltd.
                                        Chicago Branch
                                        190 South LaSalle St., Suite 800
                                        Chicago, Ill. 60603


                                        Telephone:
                                                  ------------------------------
                                        Facsimile:
                                                  ------------------------------

Amount of         Percentage of
Commitment        Commitments        First Union National Bank of North Carolina
----------        -----------
$13,000,000       4.48%




                                     By:      /s/
                                         --------------------------------------

                                              Name:
                                              Title:



                                     First Union National Bank of North Carolina
                                     301 South College St.
                                     Charlotte, NC 28288


                                     Telephone:
                                               --------------------------------

                                     Facsimile:
                                               --------------------------------

Amount of          Percentage of
Commitment         Commitments               Mellon Bank, N.A.
----------         -----------
$6,000,000         2.07%




                                             By:      /s/
                                                --------------------------------

                                                      Name:
                                                      Title:



                                             Mellon Bank, N.A.
                                             One Mellon Bank Center
                                             Pittsburgh, PA 15258-0001


                                             Telephone:
                                                       -------------------------

                                             Facsimile:
                                                       -------------------------

Amount of           Percentage of
Commitment          Commitments               Royal Bank of Canada
----------          -----------
$10,000,000         3.45%




                                              By:      /s/
                                                  -----------------------------


                                                       Name:
                                                       Title:



                                              Royal Bank of Canada
                                              Financial Square
                                              New York, New York 10005

                                              Telephone:
                                                        -----------------------

                                              Facsimile:
                                                        -----------------------

Amount of           Percentage of
Commitment          Commitments
----------          -----------
$15,000,000         5.17%              Texas Commerce Bank National Association




                                       By:      /s/
                                           ------------------------------------

                                                Name:
                                                Title:



                                       Texas Commerce Bank National Association
                                       707 Travis Street
                                       Houston, Texas 77002



                                       Telephone:
                                                 -------------------------------

                                       Facsimile:
                                                 -------------------------------

                                     The Chase Manhattan Bank,
                                     as the Competitive Advance Facility Agent




                                     By:      /s/
                                        ------------------------------------

                                              Name:
                                              Title:



                                     The Chase Manhattan Bank
                                     270 Park Avenue, 4th Floor
                                     New York, NY  10017



                                     Telephone:
                                               -----------------------------

                                     Facsimile:
                                               -----------------------------

                                                                      Schedule A


The Bank of New York                                 CIBC, Inc.
One Wall Street                                      425 Lexington Avenue, 6th Floor
New York, NY  10286                                  New York, NY  10017


Nationsbank, N.A.                                    First Union National Bank of North Carolina
100 N. Tryon Street                                  301 South College Street
Charlotte, NC  28255                                 Charlotte, NC  28288


Morgan Guaranty Trust Company                        The Bank of Nova Scotia
         of New York                                 600 Peachtree Street N.E., Suite 2700
60 Wall Street                                       Atlanta, GA  30308
New York, NY  10260


The First National Bank of Chicago                   The Fuji Bank, Limited
611 Woodward Avenue                                  225 West Wacker Drive, Suite 2000
Detroit, MI  48226                                   Chicago, IL  60606


The Bank of Tokyo-Mitsubishi, Ltd.                   Wachovia Bank of Georgia, N.A.
227 W. Monroe Street, Suite 2300                     191 Peachtree Street N.E.
Chicago, IL  60606                                   Atlanta, GA  30303


Key Bank National Association                        PNC Bank, National Association
127 Public Square                                    249 Fifth Avenue, 2nd Floor
Mail Code:  OH-01-27-0606                            Pittsburgh, PA  15222
Cleveland, OH  44114-1306


Royal Bank of Canada                                 SunTrust Bank, Atlanta
Financial Square                                     25 Park Place
New York, NY  10005                                  Atlanta  GA  30302


The Dai Ichi Kangyo Bank, Ltd.                       The Sumitomo Bank, Limited
10 South Wacker Drive, 26th Floor                    223 South Wacker Drive, Suite 4800
Chicago, IL  60606                                   Chicago, IL  60606

National City Bank                                   Caisse Nationale de Credit Agricole
1900 East Ninth Street                               55 East Monroe Street, Suite 4700
Cleveland, OH  44114-3484                            Chicago, IL  60603-5702


The Long-Term Credit Bank of Japan, Ltd.             Mellon Bank, N.A.
190 South La Salle Street, Suite 800                 One Mellon Bank Center
Chicago, IL  60603                                   Pittsburgh, PA  15258-0001

Wells Fargo Bank, N.A.                               Comerica Bank
707 Wilshire Blvd., MAC 2818-165                     One Detroit Center
Los Angeles, CA  90017                               500 Woodward Avenue, MC3280
                                                     Detroit, MI  48226


ABN AMRO Bank N.V.                                   The First National Bank of Boston
One PPG Place, Suite 2950                            100 Federal Street, 01-09-05
Pittsburgh, PA  15222-5400                           Boston, MA  02110


Den Danske Bank                                      Banca Commerciale Italiana
280 Park Avenue                                      150 North Michigan Avenue, Suite 1500
New York, NY  10017-1216                             Chicago, IL  60601


United States National Bank                          Norddeutsche Landesbank Girozentrale
         of Oregon                                   1270 Avenue of the Americas
555 SW Oak Street, Suite 400                         New York, NY  10020
Portland, OR  97204


Bank of Montreal
430 Park Avenue
New York, NY  10022

                                                                      Schedule B
                      NON-NEGOTIABLE REVOLVING CREDIT NOTE

$________________________                  Cleveland, Ohio

                                           Due Date:  _______________, 19__

         FOR VALUE RECEIVED, the undersigned, THE SHERWIN-WILLIAMS COMPANY ("Borrower") promises to pay to the order of _____________________________ ("Lender"), the principal sum of _______________________________ Dollars
($__________) or the aggregate unpaid principal amount of all Loans evidenced by this Note made by Lender to Borrower pursuant to Paragraph A of Section 2.1 of the Credit Agreement, whichever is less, in legal tender of the United States of America on the Due Date indicated above pursuant to that certain Credit Agreement ("Credit Agreement") dated January 3, 1997 by and among Borrower, Texas Commerce Bank National Association, as Administrative Agent, The Chase Manhattan Bank and the Lenders identified on the signature pages to such Agreement. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in said Credit Agreement.

         Borrower promises to pay interest on the unpaid principal amount from time to time outstanding from the date of such Loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Paragraph A of Section 2.1 of the Credit Agreement. Said interest shall be payable on each date provided for in Paragraph A of said Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Alternate Base Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be recorded on the grid(s) attached hereto and made a part hereof or by appropriate book entry. All Revolving Credit Loans to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Lender prior to transfer hereof on such grid(s) or by appropriate book entries, it being understood, however, that Lender's failure to record appropriate information in the grid(s) attached to this Note shall in no way affect the obligation of Borrower under the Credit Agreement or this Note.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, or any Event of Default under the Credit Agreement the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be 1.1 times the Alternate Base Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.

         This Note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of other terms and conditions upon which this Note is issued.

                          THE SHERWIN-WILLIAMS COMPANY
                          ("Borrower")


                          By:
                             ---------------------------------------------

                          Title:
                                --------------------------------------------

                              REVOLVING CREDIT NOTE
                          LOANS AND PRINCIPAL PAYMENTS
                          ----------------------------



   Date        Amount of Alternate        Amount of      Amount of          Unpaid Principal Balance         Name of Person
                 Base Rate Loan          LIBOR Loan   Principal Prepaid     of Revolving Credit Note       Making Notification
========== ===========================  ============ ===================  ============================  =========================


---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

                                                                      Schedule C
                        NON-NEGOTIABLE MONEY MARKET NOTE

$________________________                                   Cleveland, Ohio

                                                    ______________________, 19__

                                                   Due Date: ___________________

                  FOR VALUE RECEIVED, the undersigned, THE SHERWIN-WILLIAMS COMPANY ("Borrower") promises to pay to the order of ___________________ ("Lender"), the principal sum of __________________________ Dollars
($__________) pursuant to Paragraph B of Section 2.1 of the Credit Agreement, in legal tender of the United States of America on the Due Date indicated above pursuant to that certain Credit Agreement (as may be amended from time to time, "Credit Agreement") dated January __, 1997 by and among Borrower, Texas Commerce Bank National Association, as Administrative Agent, The Chase Manhattan Bank and the Lenders identified on the signature pages to such Agreement in lawful money of the United States of America. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the credit agreement referred to herein.

         Borrower promises to pay interest on the unpaid principal amount from time to time outstanding from the date of such Loan until the payment in full thereof at the rate of __________ percent (____%) per annum. Said interest shall be payable on each date provided for in Paragraph B of Section 2.1 of the Credit Agreement; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the credit agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be 1.1 times the Alternate Base Rate from time to time in effect. All payments of principal of and interest on this Note shall be made in immediately available funds.

         This Note is one of the Money Market Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of other terms and conditions upon which this Note is issued.

                                  THE SHERWIN-WILLIAMS COMPANY
                                  ("Borrower")



                                  By:
                                      ------------------------------------

                                MONEY MARKET NOTE
                          LOANS AND PRINCIPAL PAYMENTS
                          ----------------------------



     Date          Amount of Loan        Amount of Principal    Unpaid Principal Balance  Name of Person Making
                                               Prepaid           of Money Market Loan            Notation
============== ======================  =======================  =======================  ========================

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

=================================================================================================================

                                                                      Schedule D
                       NON-NEGOTIABLE COMPETITIVE BID NOTE

$___________________                                            Cleveland, Ohio

                                               Due Date:  _______________, 19__

         FOR VALUE RECEIVED, the undersigned, THE SHERWIN-WILLIAMS COMPANY ("Borrower") promises to pay on the last day of the relevant interest period as referred to in that certain Credit Agreement ("Credit Agreement") dated January __, 1997 by and among Borrower, Texas Commerce Bank National Association, Chase Securities, Inc., The Chase Manhattan Bank and the Lenders identified on the signature pages to such Agreement, to the order of _____________________________ ("Lender"), the principal sum of _______________________________ Dollars
($__________) or the aggregate unpaid principal amount of all Loans evidenced by this note made by Lender to Borrower pursuant to Paragraph D of Section 2.1 of the Credit Agreement, whichever is less, in legal tender of the United States of America pursuant to that certain Credit Agreement (as may be amended from time to time, "Credit Agreement") dated January __, 1997 by and among Borrower, Texas Commerce Bank National Association, as Administrative Agent, The Chase Manhattan Bank and the Lenders identified on the signature pages to such Agreement. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed to them in said Credit Agreement.

         Borrower promises to pay interest on the unpaid principal amount from time to time outstanding from the date of such Loan until the payment in full thereof at the rates per annum which shall be determined in accordance with the provisions of Paragraph C of Section 2.1 of the Credit Agreement. Said interest shall be payable as provided in the Competitive Bid accepted by the Company provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Fixed Rate Loans and Competitive Libor Loans, and payments of principal of any thereof, will be recorded on the grid(s) attached hereto and made a part hereof or by appropriate book entry. All Competitive Loans to Borrower pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by Lender prior to transfer hereof on such grid(s) or by appropriate book entries, it being understood, however, that Lender's failure to record appropriate information in the grid(s) attached to this Note shall in no way affect the obligation of Borrower under the Credit Agreement or this Note.

         If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement hereinafter referred to, or in any Event of Default under the Credit Agreement the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be _________________

         This Note is one of the Competitive Notes referred to in the Credit Agreement. Reference is made to such Credit Agreement for a description of other terms and conditions upon which this Note is issued.

                          THE SHERWIN-WILLIAMS COMPANY
                          ("Borrower")


                          By:
                             ---------------------------------------------

                          Title:
                                ------------------------------------------

                                COMPETITIVE NOTE
                          LOANS AND PRINCIPAL PAYMENTS
                          ----------------------------



             Amount of Fixed        Amount of         Amount of             Unpaid Principal Balance         Name of Person
   Date         Rate Loan        Competitive   Principal Prepaid (if           of Competitive Note         Making Notification
                                Libor Loan     consent obtained)
========== ===================  ============== =========================  ============================  =========================
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

                          LOANS AND PRINCIPAL PAYMENTS
                          ----------------------------



     Date          Amount of Loan        Amount of Principal    Unpaid Principal Balance  Name of Person Making
                                               Prepaid           of Money Market Loan            Notation
============== ======================  =======================  =======================  ========================
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

=================================================================================================================